Exhibit 7(c)

[THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN TERMS IN THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE IDENTIFIED AS [REDACTED] AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PUSRSUANT TO A CONFIDENTIAL TREATMENT REQUEST.]

THIRD AMENDED AND RESTATED REINSURANCE AGREEMENT

BETWEEN

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

FORT WAYNE, INDIANA

referred to as the “Ceding Company”

AND

UNION HAMILTON REINSURANCE, LTD.

HAMILTON, BERMUDA

referred to as the “Reinsurer”

Original Effective Date:  November 1, 2013

First Amended and Restated Effective Date:  July 1, 2014

Second Amended and Restated Effective Date:  January 1, 2015

Third Amended and Restated Effective Date:  February 8, 2016

EXHIBIT VI	FORM OF [REDACTED]	VI-6

ADDENDUM 1	GAI PAYMENT OPTION & NURSING HOME ENHANCEMENT BENEFIT	Add.-1

THIRD AMENDED AND RESTATED REINSURANCE AGREEMENT

This Third Amended and Restated Reinsurance Agreement (“Agreement”)  is made and entered into by and between The Lincoln National Life Insurance Company (hereinafter referred to as the “Ceding Company”) and Union Hamilton Reinsurance, Ltd. (hereinafter referred to as the “Reinsurer”), effective on the Third Amended and Restated Effective Date, and it amends and restates in its entirety the Reinsurance Agreement entered into by the Ceding Company and the Reinsurer on the Original Effective Date, as previously amended.  All changes reflected in this Agreement are effective as of the Third Amended and Restated Effective Date, unless otherwise specified.

The Ceding Company and the Reinsurer mutually agree to reinsure on the terms and conditions stated herein. This Agreement is an indemnity reinsurance agreement solely between the Ceding Company and the Reinsurer, and performance of the obligations of each party under this Agreement will be rendered solely to the other party. In no instance will anyone other than the Ceding Company or the Reinsurer have any rights under this Agreement, and the Ceding Company will be and remains the only party hereunder that is liable to any annuitant, contractholder or beneficiary under any rider reinsured hereunder.

ARTICLE I

GENERAL PROVISIONS

1.                                      Risks Reinsured. The Reinsurer agrees to indemnify the Ceding Company for, and the Ceding Company agrees to automatically cede to and reinsure with the Reinsurer, according to the terms and conditions hereof, the portion of the risks under the annuity riders described in Schedules A and A-1 attached hereto.

2.                                      Coverages and Exclusions.

A.                                    Only the Variable Annuity Living Benefit Rider (“Living Benefits Rider”) and the Variable Annuity Payment Option Rider (“VAPOR Rider”) (the Living Benefits Rider and VAPOR Rider are collectively referred to as “Riders”) and certain state variations thereof issued for use with certain variable annuity contracts (“Base Annuity(ies)”) as further described in Schedule A are reinsured under this Agreement.  Base Annuities include the base annuity contract and any riders and endorsements other than the Riders.

B.                                    For the Living Benefits Rider, the Guaranteed Annual Income amount (“GAI”) and the GAI Annuity Payment Option (which does not include the Nursing Home GAI) is reinsured under this Agreement.  For contracts to which the Nursing Home GAI option applies, this Agreement will provide reinsurance coverage at the GAI rate not the Nursing Home GAI rate as further set forth in Addendum I.  Coverage under this Agreement for VAPOR Riders will only be provided to contractholders who previously purchased the Living Benefits Rider reinsured under this Agreement and elect the VAPOR Rider with Guaranteed Income Benefit.  Also excluded from coverage under this Agreement are any death benefits, including (i) the Guarantee of Principal Death Benefit, the Enhanced Guaranteed Minimum Death Benefit and the Estate Enhancement Benefit and (ii) any final payment under the GAI Annuity Payout Option upon death of the Measuring Life(s) when the Guarantee of Principal Death Benefit, Enhanced Guaranteed Minimum Death Benefit or the Estate Enhancement Benefit was in effect prior to the effective date of the GAI Annuity Payout Option. Only payments of Claims as set forth in Article III, Paragraph 1 are reinsured under this Agreement.

C.                                    Only Riders sold by the Ceding Company in the United States, Guam, or Puerto Rico to individuals who provide the Ceding Company with either a social security number or a U.S. federal income tax identification number, or other identifying data in compliance with Article I, section 26 of OFAC, or any successor statute or regulation, are reinsured under this Agreement.

3.                                      Plan of Reinsurance. This indemnity reinsurance is on a coinsurance basis.

4.                                      Expenses. [REDACTED]

5.                                      Program Changes. The Ceding Company will provide the Reinsurer with written notice of any proposed change after the Original Effective Date which affects the Riders reinsured hereunder (“Proposed Program Changes”). Proposed Program Changes shall be divided into two categories: (A) A Proposed Program Change which is not a Material Change requires only notification to, but not approval from, the Reinsurer; and (B) A Proposed Program Change which is a Material Change requires approval from the Reinsurer. For purposes of this Paragraph 5, Material Change shall mean [REDACTED].

A.            Proposed Program Changes Requiring Notification Only.  A Proposed Program Change which is not a Material Change shall become effective no earlier than [REDACTED] days after the Ceding Company has provided the Reinsurer with written notice of any such Proposed Program Change.

B.            Proposed Program Changes Requiring the Reinsurer’s Approval.  Proposed Program Changes which are Material Changes shall become effective on an appropriate date that is no earlier than [REDACTED] days after the Ceding Company provides the Reinsurer with written notification of the Program Change unless the Reinsurer has within such [REDACTED] day period notified the Ceding Company in writing that it rejects the Proposed Program Change.  Any such written notice shall set forth specifically the reason(s) why the Reinsurer is rejecting the Proposed Program Change.  The Reinsurer must act reasonably and in good faith in making its decision to reject any Proposed Program Change.  Such Proposed Program Changes include, but are not limited to, a change in the:

(i)                                     [REDACTED]

Notwithstanding anything in this Article I, Paragraph 5 to the contrary, the parties expressly acknowledge and agree that the Ceding Company currently plans to modify the Living Benefits Rider (Form AR 529) to remove or reduce the Nursing Home Enhancement benefit and such change is authorized to be made.  [REDACTED]

For the avoidance of doubt, reserve adjustments are not considered to be Program Changes, however, reserve adjustments shall be subject to the provisions of Article V of this Agreement.

If the Reinsurer does not reject the Proposed Program Change, the Reinsurer will (a) assume the share of any increase in the Ceding Company’s liability resulting from the change, and (b) receive credit for the share of any decrease in the Ceding Company’s liability resulting from the change.

If the Reinsurer rejects a Proposed Program Change [REDACTED]

At the Reinsurer’s request, if a fund is deviating significantly from its investment strategy, the Ceding Company agrees to use commercially reasonable efforts to cause the fund manager to adhere to the investment strategy.

6.                                      Extra-Contractual Obligations. The Reinsurer does not indemnify the Ceding Company for, and will not be liable for, any damages, losses, or liability resulting from fraud, oppression, bad faith, regulatory non-compliance, improper sales practices, unfair trade or other practices, strict liability, or negligent, reckless or intentional wrongs on the part of the Ceding Company or its directors, officers, employees and agents. The following types of damages are examples of damages that would be excluded from this Agreement for the conduct described above, including but not limited to: actual damages, damages for emotional distress, punitive or exemplary damages and attorney fees related to any such damages.  In no event shall the Reinsurer be liable for any amount in excess of the benefits provided under the Riders.

7.                                      Annuity Administration. The Ceding Company will administer the Base Annuities and the Riders and will perform all accounting for such Base Annuities and Riders.

8.                                      Inspection.  With reasonable written notice to the other party, the Reinsurer or the Ceding Company may inspect, at the inspecting party’s own expense, during normal business hours, at the principal office of the party to be inspected, the original papers and any and all other books or documents (whether maintained in physical or electronic format) relating to or affecting reinsurance under this Agreement.  Such records include underwriting files, claims files, billing records and valuation records.  The Ceding Company shall cooperate with and facilitate any such inspection, including obtaining and/or making available records and information held by the Ceding Company and upon request of the Reinsurer, shall make available to the Reinsurer such officers, employees and third party administrators of the Ceding Company as the Reinsurer may reasonably request to provide information concerning the reinsurance under this Agreement.  The Ceding Company shall provide a reasonable workspace during the inspection.  The Ceding Company and the Reinsurer shall work together to reduce the costs of inspections to the fullest extent practicable by making documents and other data available electronically and taking such other steps as may be required to enable the conduct of “desk audits”.  The Reinsurer or the Ceding Company will not use any information obtained through any inspection pursuant to this Paragraph 8 for any purpose not relating to the reinsurance hereunder.

9.                                      Taxes and Assessments. The Reinsurer will not reimburse the Ceding Company for any premium taxes, state guarantee fund assessments or other taxes or assessments paid by the Ceding Company in connection with the Base Annuities and Riders.

10.                               Condition. The reinsurance hereunder is subject to the same limitations and conditions specified in the Base Annuities and Riders issued by the Ceding Company except as otherwise provided in this Agreement.

11.                               Errors and Oversights.  An unintentional oversight or clerical error (“Error”) in the administration of this Agreement by either party will not constitute a breach of this Agreement.  Upon discovery, the Error will be promptly corrected so that both parties are restored to the position they would have occupied had the Error not occurred.  If it is not possible to restore each party to the position it would have occupied but for the failure to comply, the parties will endeavor in good faith to promptly resolve the situation in a manner that is fair and reasonable, and most closely approximates the intent of the parties as evidenced by this Agreement.  In the event a payment is corrected, the party receiving the payment may charge interest calculated according to the terms specified in Article VI, Paragraph 7.  Should it not be possible to restore both parties to this position, the party responsible for the Error will be responsible for any resulting liabilities and expenses.  The provisions of this Paragraph 11 shall not relieve either party of its obligation to perform within the time period specified for such obligations in this Agreement.

If the Ceding Company has failed to cede reinsurance as provided under this Agreement, the Reinsurer may require the Ceding Company to audit its records for similar errors and take reasonable actions necessary to correct errors and avoid similar errors.

12.                               Adjustments. If the Ceding Company’s liability under any of the Riders is changed because of a misstatement of age, sex or any other material fact, the Reinsurer will (a) assume that portion of any increase in the Ceding Company’s liability, resulting from the change, which corresponds to the quota share of the Riders and (b) receive credit for that portion of any decrease in the Ceding Company’s liability, resulting from the change, which corresponds to the quota share of the Riders reinsured hereunder.

13.                               Remedies and Waiver.  All remedies of any party are cumulative.  Failure of either the Ceding Company or the Reinsurer to exercise any right, privilege, power or remedy at law, equity or in existence by virtue of this Agreement or to otherwise insist upon strict compliance with any of the terms, provisions and conditions of this Agreement, or the obligations of the other party, will not constitute a waiver of such right, privilege, power, remedy, term, provision, condition, or obligation.  Moreover, the failure of either party to enforce any part of this Agreement shall not be deemed to be an act of ratification or consent.  No prior transactions or dealings between the parties shall be deemed to establish any custom or usage waiving or modifying any provision of this Agreement.

14.                               Assignment. Neither party may assign any of its rights, duties or obligations under this Agreement without the prior written consent of the other party, which consent will not be unreasonably withheld.  This provision does not limit the Reinsurer’s right to further reinsure the Riders.

15.                               Choice of Law.  This Agreement will be governed by the laws of the State of Indiana, without giving effect to the choice of law provisions.  Notwithstanding the preceding, this Paragraph shall not be interpreted to permit the parties to avoid their obligations to arbitrate their disputes pursuant to Article X of this Agreement.

16.                               Amendments. This Agreement may be amended only by written agreement of the parties. Any change or modification to this Agreement shall be null and void unless made by amendment to this Agreement and signed by both parties.

17.                               Entire Agreement. The terms expressed herein constitute the entire agreement between the parties with respect to the Riders. There are no understandings between the parties with respect to the Riders other than as expressed in this Agreement.

18.                               Confidentiality.  The Ceding Company and the Reinsurer agree that Customer and Proprietary Information (as defined herein) will be treated as confidential. Customer Information includes, but is not limited to, medical, financial, and other personal information about proposed, current, and former contractholders, annuitants, applicants, and beneficiaries of Base Annuities and Riders issued by the Ceding Company. Proprietary Information includes, but is not limited to, business plans and trade secrets, mortality and lapse studies, underwriting manuals and guidelines, reinsurance fees and expenses, applications and contract forms, models, modeling assumptions, methodologies and related items, and the specific terms and conditions of this Agreement.

Customer and Proprietary Information will not include information that:

(a)                                 is or becomes available to the general public through no fault of the party receiving the Customer or Proprietary Information (the “Recipient”);

(b)                                 is independently developed by the Recipient without violating any obligations under this Agreement and without the use of any Customer or Proprietary Information; or

(c)                                  is acquired by the Recipient from a third party not covered by a confidentiality agreement.

The parties will not disclose such information to any other parties unless agreed to in writing, except as requested by external auditors, as required by court order, or as required or allowed by law or regulation.

The Ceding Company acknowledges that the Reinsurer can aggregate data with other companies reinsured with the Reinsurer as long as the data cannot be identified as belonging to the Ceding Company.

Nothing contained in this Paragraph 18 is intended or should be interpreted to prevent either party from providing Customer and Proprietary Information to its attorneys, consultants, or other authorized representatives in connection with the transactions contemplated by this Agreement, provided any such attorneys, consultants, or authorized representatives shall be bound by the covenants contained in this Paragraph 18.

The confidentiality obligations contained in this Agreement, as they relate to the reinsurance hereunder, shall not apply to the federal U.S. tax structure or federal U.S. tax treatment of this Agreement and each party hereto (and any affiliate or representative of either party hereto) may disclose to any and all person, without limitation of any kind, the federal U.S. tax structure and federal U.S. tax treatment of this Agreement.  The preceding sentence is intended to cause the Agreement to be treated as not having been offered under conditions of confidentiality for purposes of Section 1.6011-4(b)(3) (or any successor provision) of the Treasury Regulations promulgated under Section 6011 of the Internal Revenue Code of 1986, as amended, and shall be construed in a manner consistent with such purpose.

19.                               Agent For Service of Process.  The Reinsurer agrees to designate the Commissioner of Insurance for Indiana or a designated attorney as its true and lawful attorney upon who may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Ceding Company.

20.                               Submission to Jurisdiction.  The Reinsurer agrees that in the event of its failure to perform its obligations under the terms of this Agreement, the Reinsurer, at the request of the Ceding Company, shall: (1) submit to the jurisdiction of any court with jurisdiction in any state of the United States; (2) comply with all requirements necessary to give such court jurisdiction; and (3) abide by the final decision of such court or of any appellate court in the event of an appeal.  Notwithstanding the preceding, neither the Reinsurer nor the Ceding Company shall avoid their obligations to arbitrate their disputes under Article X of this Agreement.

21.                               Notice Provision.  Any notice, request, report or other communication required or permitted hereunder shall be in writing and shall be delivered personally (by courier or otherwise), by electronic mail, by facsimile, sent by certified or registered mail, postage prepaid and return receipt requested, or by express mail or other nationally recognized overnight or same-day delivery service.  Any such notice shall be deemed given when so delivered personally, by electronic mail, by such delivery service or facsimile, or if mailed three (3) days after the date of deposit in the United States mail, as follows:

If to the Ceding Company:	[REDACTED]
AVP-Reinsurance Accounting & Administration
1300 S. Clinton Street
Fort Wayne, IN 46802
Facsimile: [REDACTED]
E-Mail: [REDACTED]

With a copy to:	[REDACTED]
Vice-President
The Lincoln National Life Insurance Company
350 Church Street
Hartford, CT 06103
Facsimile: [REDACTED]
E-Mail: [REDACTED]

AND

[REDACTED]
Vice President and Senior Counsel
The Lincoln National Life Insurance Company
1300 S. Clinton Street
Fort Wayne, IN 46802
Facsimile: [REDACTED]
E-Mail: [REDACTED]

If to the Reinsurer: [REDACTED]
Union Hamilton Reinsurance, Ltd.
AON House
30 Woodbourne Avenue

Pembroke HM08, Bermuda
Phone Number: 441-278-4542
Facsimile: [REDACTED]
E-Mail: [REDACTED]

With a copy to:	[REDACTED]
Chairman & CEO
Union Hamilton Reinsurance, Ltd.
MAC D1050-110
401 South Tryon Street, 11th Floor
Charlotte, NC 28202-1675
Facsimile: [REDACTED]
Email: [REDACTED].com

AND

[REDACTED]
Chairman & CEO
Union Hamilton Reinsurance, Ltd.
MAC D3348-013
3480 Stateview Blvd.
Fort Mill, South Carolina 29715-7203

Except that for purposes of notice under Article I, Paragraph 5:

If to the Ceding Company:	[REDACTED]
AVP-Reinsurance Accounting & Administration
1300 S. Clinton Street
Fort Wayne, IN 46802
Facsimile: [REDACTED]
E-Mail: [REDACTED]

With a copy to:	[REDACTED]
Vice-President
The Lincoln National Life Insurance Company
350 Church Street
Hartford, CT 06103
Facsimile: [REDACTED]
Email: [REDACTED]

AND
[REDACTED]
Vice President and Senior Counsel
The Lincoln National Life Insurance Company
1300 S. Clinton Street
Fort Wayne, IN 46802
Facsimile: [REDACTED]
E-Mail: [REDACTED]

AND
[REDACTED]
Vice-President
The Lincoln National Life Insurance Company
100 N. Greene St
Greensboro, NC 27401

Facsimile: [REDACTED]
Email: [REDACTED]

If to the Reinsurer:	[REDACTED]
Chairman & CEO
Union Hamilton Reinsurance, Ltd.
MAC D1050-110
401 South Tryon Street, 11th Floor
Charlotte, NC 28202-1675
Facsimile: [REDACTED]
Email: [REDACTED]
Phone: [REDACTED]

[REDACTED]
Chief Actuary
Union Hamilton Reinsurance, Ltd.
MAC D1050-110
401 South Tryon Street, 11th Floor
Charlotte, NC 28202-1675
Facsimile: [REDACTED]
Email: [REDACTED]
Phone: [REDACTED]

22.                               Counterparts.  This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

23.                               Accounting and Tax Advice.  Each party hereto agrees that it has relied on advice from its own accountants and tax counsel regarding the financial reporting treatment and the tax characterization of the transactions described in this Agreement.

24.                               Severability.  If any provision of this Agreement is determined to be invalid, illegal or unenforceable, all of the other terms and provisions shall remain in full force and effect to the extent that their continuance is practical and consistent with the original intent of the parties.  In addition, if any provisions are held invalid, illegal or unenforceable, the parties will attempt in good faith to renegotiate this Agreement to carry out its original intent.

25.                               Currency. All amounts stated in this Agreement are payable in United States dollars, unless specified otherwise.  Any amounts payable in currency other than United States dollars shall be paid in United States dollars at the rate(s) of exchange as agreed by the parties or at the rate of exchange on the date that payment was made.

26.                               OFAC Compliance.  The Ceding Company and the Reinsurer represent that they are using, and shall use best efforts to continue to be, in compliance with all laws, regulations, judicial and administrative orders applicable to the Base Annuities and Riders as they pertain to the sanction laws administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), as such laws may be amended from time to time (collectively the “Laws”).  Neither party shall be required to take any action under this Agreement that would violate said Laws, including, but not limited to, making any payments in violation of the Laws.

Should either party discover or otherwise become aware that a reinsurance transaction has been entered into or a payment has been made in violation of the Laws, the party who first becomes aware of the violation of the Laws shall notify the other party, and the parties shall cooperate in order to take all necessary corrective actions.

Where coverage provided by this Agreement would be in violation of the Laws, such coverage shall be null and void.  In such event, each party shall be restored to the position it would have occupied if the violation had not occurred, including the return of any payments received, unless prohibited by law.

27.                               FATCA Compliance.  The Reinsurer represents that it shall comply in all material respects with all laws, regulations, judicial and administrative orders applicable to this Agreement as they pertain to the Foreign Accounts Tax Compliance Act (“FATCA”), as such laws, regulation, judicial and administrative orders may be initiated and amended from time to time.  Should the Reinsurer fail to comply with FATCA, the Ceding Company shall be entitled to take all actions reasonably necessary to comply with FATCA, including but not limited to withholding a percentage of the reinsurance premiums to comply with FATCA.  The Reinsurer and Ceding Company shall provide the other party, upon request, any required documentation to support withholding tax reporting obligations or other information needed to meet

Internal Revenue Service or other governmental filing requirements.  The Reinsurer will provide the Ceding Company with its Form W-9.

28.                               Survival.  All provisions of this Agreement shall survive its termination (i) to the extent necessary to carry out the purpose of this Agreement or to ascertain and enforce the parties rights or obligations hereunder existing at the time of termination and (ii) to the extent stated herein.

29.                               Questionnaires.     On a periodic basis, the Reinsurer may request that the Ceding Company respond to a questionnaire regarding regulatory investigations and litigation pertaining to the Base Annuities and Riders.  The Ceding Company shall respond to the questionnaire within thirty (30) days of receipt.

30.                               Change in Law.  Upon the promulgation of, or any change in, or the interpretation by any court, tribunal, or regulatory authority with competent jurisdiction of any applicable law or regulation after the Original Effective Date of this Agreement which either:  (i) makes it unlawful for a party to perform its obligations under this Agreement, or (ii) adversely affects the Ceding Company’s ability to take reserve credit under this Agreement (a “Change in Law”), each party hereby agrees to execute, acknowledge or deliver any instruments, amendments or supplements and take such further actions as may be reasonably necessary to (i) allow each party to be able to perform its obligations hereunder lawfully, and (ii) enable the Ceding Company to take full reserve credit, so long as such actions can be taken while still preserving the economic and other interests of the parties as they existed immediately prior to the Change in Law.

31.                               Force Majeure.  Notwithstanding anything in this Agreement to the contrary, in the event that an event beyond a party’s reasonable control impedes its ability to perform in any material respect, the parties agree to cooperate in good faith to overcome such obstacle and to make commercially reasonable accommodation to the affected party including but not limited to the forbearance of penalties and termination rights for a reasonable period of time not to exceed fifteen (15) business days.

ARTICLE II

REINSURANCE PREMIUMS

For each Accounting Period hereunder, the Ceding Company will pay to the Reinsurer Reinsurance Premiums in an amount equal to (a) plus (b), where:

(a)         Equals the Reinsurer’s quota share as specified in Schedule A-1 [REDACTED].

If, after the Original Effective Date, (i) the Ceding Company increases the Annual Premium Rate above the percentage shown in the table below, the Reinsurer shall be paid its quota share of any such increase, until such time as the Ceding Company reduces such Annual Premium Rate, and (ii) if the Ceding Company reduces the Annual Premium Rate below the percentage shown in the table below, the Reinsurer shall nonetheless be paid the percentage shown below.

Measuring Life Option	Annual Premium Rate
Single Measuring Life Option	[REDACTED]%
Joint Measuring Life Option	[REDACTED]%

No Reinsurance Premium will be paid for Riders:  [REDACTED]; and,

(b)         Equals, for each Accounting Period starting when the contractholder has elected the GAI Annuity Payment Option, reinsurance premiums as determined under the applicable provisions in Addendum I, Section A, attached hereto.

ARTICLE III

CLAIMS

1.                                      Claims. The Reinsurer will reimburse the Ceding Company for the Reinsurer’s quota share percentage of Claims paid by the Ceding Company during the current Accounting Period, according to the appropriate quota share as specified in Schedule A-1.  The term “Claims” means:

(a)                                 the payment of the GAI amount made by the Ceding Company, including withdrawals at the annuitant’s age ninety-nine (99) as initiated by the Ceding Company, if the annuitant has failed to elect withdrawals prior to age ninety-nine (99), under the terms of the Living Benefits Riders and the limits set forth in this Agreement, including Article I, Paragraph 2, once the Guaranteed Minimum Withdrawal Benefit is in effect and when the Contract Value of the Base Annuity is zero;

(b)                                 the payment of the Guarantee Income Benefit made by the Ceding Company under the terms of the VAPOR Rider and the limits set forth in this Agreement and when the contractholder’s account value equals zero prior to the end of the access period or the number of annuity units per variable sub accounts is equal to zero after the access period; and

(c)                                  the payment of a GAI Annuity Payment Option or Nursing Home Enhancement benefit made by the Ceding Company under the terms of the Living Benefits Rider as more specifically described in Addendum I attached hereto.

For purposes of this Agreement, Contract Value means the contract value determined in accordance with the terms of the Base Annuities and Riders. Coverage for the Riders under this Agreement will terminate upon termination of the Riders according to their terms, including (i) for the Living Benefits Rider, upon the death of the annuitant under a Single Measuring Life Option and upon the death of the survivor of the annuitant and the Secondary Life under the Joint Measuring Life Option and (ii) for the VAPOR Rider, upon the death of the annuitant for the single life payout and upon the death of the survivor of the annuitant and Secondary Life for the joint life payout.

2.                                      Claim Notice.  The Reinsurer, subject to Paragraph 3 below, will accept the decision of the Ceding Company with respect to payment of Claims owed under the contractual terms of the Riders and as specified under the terms of this Agreement.  The Ceding Company is responsible for the settlement of Claims in accordance with applicable law and the reinsured Riders’ terms.  The Ceding Company will provide the Reinsurer with the claims information specified in Schedule B attached hereto as part of the [REDACTED] report for each Accounting Period. The reinsured claim and copies of notification, claim papers, and proofs will be furnished to the Reinsurer upon request.

3.                                      Contested Claims. The Ceding Company will advise the Reinsurer of its intention to contest, compromise or litigate any Claims involving Riders reinsured hereunder by giving the Reinsurer [REDACTED] days prior written notice of its intention to contest, compromise or litigate such Claims.  The Reinsurer will notify the Ceding Company within [REDACTED] days of receipt of such notice if it chooses to participate. The Reinsurer will pay its share of the expenses of such contests, in addition to its share of Claims, or it may choose not to participate.  If the Reinsurer chooses not to participate, the Ceding Company will include the full amount of the Reinsurer’s proportionate share of the Claim in the Ceding Company’s settlement for such Accounting Period and the Reinsurer’s liability will be fully discharged as to such Riders. Notwithstanding the above, the Reinsurer will not be notified and will not participate in contests or litigation whose purpose is to determine the rightful owner of the proceeds.

ARTICLE IV

TRUST ACCOUNT AND LETTER OF CREDIT

In order to provide the Ceding Company with credit for reinsurance on its statutory financial statements for the full quota share of the Riders reinsured under this Agreement in the Ceding Company’s state of domicile, the Reinsurer shall establish one or more trust accounts and/or letters of credit pursuant to the terms set forth below; provided further that at least one such trust account and/or letter of credit sufficient to cover the Required Collateral as described below, shall be established and funded no later than November 30, 2013.

1.                                      Reserve Credit Trust Agreement.

A.                                    In 2013, the Ceding Company and the Reinsurer entered into a trust agreement, substantially in the form attached hereto as Exhibit I (the “Reserve Credit Trust Agreement”), as a full or partial alternative to the Letter of Credit described in Paragraph 2 below.  The trust account created thereunder will be referred to as the “Reserve Credit Trust Account” and the assets held in the trust account created thereunder will be herein referred to as “Reserve Credit Trust Assets”.  The Reinsurer will bear all of the costs associated with creating and maintaining the Reserve Credit Trust Agreement.

B.                                    The Reinsurer shall deposit and maintain Qualifying Assets (as defined below) in the Reserve Credit Trust Account with an aggregate fair market value equal to the “Required Collateral,” less the amount of the Letter of Credit, if any, maintained pursuant to Paragraph 2 below and less the aggregate fair market value of any assets held in the Segregated Reinsurance Funds Account, as defined below, and the trustee shall hold the Reserve Credit Trust Assets in the Reserve Credit Trust Account for the benefit of the Ceding Company pursuant to the terms of the Reserve Credit Trust Agreement.

The assets held in the Reserve Credit Trust Account shall be valued at their fair market value as of the date on which such assets are required to be valued in respect of each Accounting Period.  The fair market value will be determined by the Trustee in accordance with the terms and conditions of the Reserve Credit Trust Agreement.  The assets that may be held in the Reserve Credit Trust Account shall consist of cash, certificates of deposit issued by a U.S. bank and payable in U.S. dollars, investments of the type permitted by applicable Indiana statutes and regulations, and the Statement of Investment Policy attached to the Reserve Credit Trust Agreement (the “Qualifying Assets”); provided that such investments are issued by an institution that is not the parent, subsidiary or affiliate of either the Ceding Company or the Reinsurer.

Prior to depositing assets in the Reserve Credit Trust Account, the Reinsurer will execute assignments or endorsements in blank, or transfer legal title to the trustee of all shares, obligations or any other assets requiring assignments, in order that the Ceding Company, or the trustee upon the direction of the Ceding Company, may whenever necessary negotiate these assets without the consent or signature of the Reinsurer or any other entity.

[REDACTED]

For purposes of this Agreement, the Required Collateral shall equal:

[REDACTED]Any amounts in excess of [REDACTED] of the Required Collateral, as determined under Paragraph B.(iii) above, shall be due and returned to the Reinsurer by the [REDACTED]  business day of January following the end of the years listed in Paragraph B.(iii).c above.  The Ceding Company shall pay a fee to the Reinsurer as an additional amount of Reinsurance Premium, equal to the Delayed Interest Rate, as defined in Article VI, Paragraph 7, multiplied by such excess amount pro-rated for the period for which such amount is overdue.

C.                                    Notwithstanding any other provisions in this Agreement, the Ceding Company may withdraw the Reserve Credit Trust Assets held in the Reserve Credit Trust Account at any time and from time to time. Any such assets withdrawn from the Reserve Credit Trust Account shall be utilized and applied by the Ceding Company (or any successor by operation of law of the Ceding Company, including, but not limited to, any liquidator, rehabilitator, receiver or conservator of the Ceding Company), without diminution or increase because of insolvency on the part of the Ceding Company or the Reinsurer; only for the following purposes:

(i)                                     to reimburse the Ceding Company for the Reinsurer’s share, if any, of premiums returned, but not yet recovered from the Reinsurer, to the owners of the Riders reinsured under this Agreement on account of cancellations of such Riders;

(ii)                                  to reimburse the Ceding Company for the Reinsurer’s share of Claims paid by the Ceding Company, but not yet recovered from the Reinsurer, under  the provisions of the Riders reinsured under this Agreement;

(iii)                               to pay or reimburse the Ceding Company for any other amounts necessary to secure the credit or reduction from liability for reinsurance taken by the Ceding Company; or

(iv)                              to make payment to the Reinsurer of amounts held in the Reserve Credit Trust Account in excess of the amount necessary to secure the credit or reduction from liability for reinsurance taken by the Ceding Company.

The Ceding Company shall immediately return to the Reserve Credit Trust Account or to the Reinsurer assets withdrawn that are determined to be either not due or in excess of the actual amounts required in Paragraphs (C) (i), (ii), and (iii) above.

Subject to the Ceding Company’s right to apply the Reserve Credit Trust Account assets to amounts due and payable by the Reinsurer to the Ceding Company under Paragraphs (C)(i) through (iii); any assets withdrawn by the Ceding Company pursuant to Paragraphs (C)(i) through (iii) above in excess of the amounts due and payable thereunder and not returned, and any interest or other earnings thereon shall be held by the Ceding Company (or any successor by operation of law of the Ceding Company, including, but not limited to, any liquidator, rehabilitator, receiver or conservator of the Ceding Company) in trust for the benefit of the Reinsurer and shall at all times be maintained separate and apart from any assets of the Ceding Company in a segregated account with a qualified U.S. financial institution authorized to issue a Letter of Credit under Paragraph 2 hereof, for the sole purpose of funding the payments and reimbursements described in Paragraphs (C) (i), (ii) and (iii) above (the “Segregated Reinsurance Funds Account”).  The Ceding Company (or any successor by operation of law of the Ceding Company, including, but not limited to, any liquidator, rehabilitator, receiver or conservator of the Ceding Company) shall ensure that any assets held in the Segregated Reinsurance Funds Account pursuant to this Paragraph (C) consist of Qualifying Assets in accordance with its fiduciary obligations as trustee with respect to such amounts.

The Ceding Company shall pay, on a [REDACTED] basis, interest in cash to the Reinsurer on the amount held in the Segregated Reinsurance Funds Account at the then current prime rate.  Notwithstanding the foregoing, this Agreement permits the award, by any arbitration panel or court of competent jurisdiction, of:

(a)           interest at a rate different from that proved in this paragraph;

(b)           court or arbitration costs;

(c)           attorney’s fees, and

(d)           any other reasonable expenses.

In the event of termination of this Agreement or if the Reserve Credit Trust Account is no longer required under this Agreement, the Ceding Company will immediately provide its approval of the termination of the Reserve Credit Trust Agreement and return of the Reserve Credit Trust Assets to the Reinsurer.

D.                                    If the aggregate fair market value of the Qualifying Assets in the Reserve Credit Trust Account, plus the principal amount of the Letter of Credit, plus the fair market value of any assets in the Segregated Reinsurance Funds Account, exceeds [REDACTED]% of the most recently calculated Required Collateral, then the Reinsurer shall have the right to seek approval (which shall not be unreasonably or arbitrarily withheld or delayed) from the Ceding Company to withdraw the excess from the Reserve Credit Trust Account or the Segregated Reinsurance Funds Account or reduce the principal amount of such Letter of Credit in an amount equal to the excess.

2.                                      Letter of Credit.  Notwithstanding anything to the contrary contained in Paragraph 1 above, the Reinsurer may elect to arrange for the establishment of a clean, unconditional and irrevocable Letter of Credit for the exclusive benefit of the Ceding Company, which shall comply with the applicable requirements of Indiana insurance code and regulations for the Ceding Company to receive reserve credit for such Letter of Credit.  The Letter of Credit shall be required only if and to the extent the Reinsurer fails to establish and maintain a fully funded Reserve Credit Trust Agreement under the terms and conditions of Paragraph 1 above.  The Reinsurer will bear all of the costs associated with the Letter of Credit.  The amount of the Letter of Credit will at all times equal or exceed (a) minus (b) minus (c) where:

(a)                                 equals the Required Collateral;

(b)                                 equals the fair market value of the Reserve Credit Trust Assets, as described in Paragraph 1 above;

(c)                                  equals the fair market value of the assets in the Segregated Reinsurance Funds Account.

The Letter of Credit will be issued by a bank that is neither the parent, subsidiary nor affiliate of either the Reinsurer or the Ceding Company and is (1) organized or licensed under the laws of the United States or any state thereof, (2) regulated, supervised and examined by U.S. federal or state authorities having regulatory authority over banks and trust companies, and (3) approved by the NAIC Securities Valuation Office as meeting the standards of financial condition and standing necessary for financial institutions whose letters of credit will be acceptable to the Indiana Insurance Commissioner.

Notwithstanding anything to the contrary in this Agreement, the Reinsurer and the Ceding Company agree that the Letter of Credit may be drawn on by the Ceding Company at any time and from time to time and will be utilized and applied by the Ceding Company, including, without limitation, any liquidator, rehabilitator, receiver or conservator of the Ceding Company, without diminution or increase because of the insolvency on the part of the Ceding Company or the Reinsurer, only for the following purposes:

(i)                                     to reimburse the Ceding Company for the Reinsurer’s share, if any, of premiums returned, but not yet recovered from the Reinsurer, to the owners of the Riders reinsured under this Agreement on account of cancellations of such Riders;

(ii)                                  to reimburse the Ceding Company for the Reinsurer’s share of Claims paid by the Ceding Company, but not yet recovered from the Reinsurer, under the provisions of the Riders reinsured under this Agreement;

(iii)                               to pay the Ceding Company for any other amounts necessary to secure the credit or reduction from liability for reinsurance taken by the Ceding Company;

(iv)                              where the letter of credit will expire without renewal or be reduced or replaced by a letter of credit for a reduced amount and where the Reinsurer’s entire obligation under this Agreement remains unliquidated and undischarged ten (10) days prior to the termination date, to withdraw amounts equal to the Reinsurer’s share of the liabilities, to the extent that the liabilities have not yet been funded by the Reinsurer and exceed the amount of any reduced or replacement letter of credit, and deposit those amounts in the Reserve Credit Trust Account.

The Ceding Company shall immediately return to the Reserve Credit Trust Account, if any, or to the Reinsurer amounts withdrawn that are determined to be either not due or in excess of the actual amounts required in Paragraphs 2 (i), (ii), (iii) and (iv) above.

Subject to the Ceding Company’s right to apply amounts withdrawn on the letter of credit to amounts due and payable by the Reinsurer to the Ceding Company under Paragraphs 2 (i) through (iii), any assets drawn under Paragraphs 2 (i) through (iii) in excess of the amounts due and payable thereunder and not returned and any interest or other earnings thereon shall be held by the Ceding Company (or any successor by operation of law of the Ceding Company, including, but not limited to, any liquidator, rehabilitator, receiver or conservator of the Ceding Company) in trust for the benefit of the Reinsurer and shall at all times be maintained in the Segregated Reinsurance Funds Account.

The Ceding Company shall pay, on a [REDACTED] basis, interest in cash to the Reinsurer on the amount held in the Segregated Reinsurance Funds Account at the then current prime rate.  Notwithstanding the foregoing, this Agreement permits the award, by any arbitration panel or court of competent jurisdiction, of:

(a)           interest at a rate different from that proved in this paragraph;

(b)           court or arbitration costs;

(c)           attorney’s fees, and

(d)           any other reasonable expenses.

Immediately upon the receipt of any notice of cancellation of or reduction in the amount of any existing Letter of Credit from issuer, the Ceding Company shall notify the Reinsurer of such cancellation notice in order that the Reinsurer can respond to satisfy any shortfall in collateralization of the Required Collateral associated with the cancellation or reduction in the Letter of Credit.

In the event that (i) the Reinsurer decides to replace a Letter of Credit with another Letter of Credit that satisfies the requirements of this Paragraph 2 or (ii) a Letter of Credit is no longer required under the terms and conditions of this Agreement, the Ceding Company shall immediately return and/or consent to the cancellation of such Letter of Credit.

3.              Maintenance of Required Collateral.

A.                                    [REDACTED] Process.  Until such time as the reporting and maintenance of collateral process is converted from a [REDACTED], the Ceding Company shall provide the Reinsurer with written notice of the Required Collateral amount no later than the [REDACTED] business day of the month following [REDACTED].  After the reporting and settlement is converted to [REDACTED], pursuant to the terms of Article IV, Paragraph 3.D below, for the [REDACTED], the Ceding Company shall provide the Reinsurer with a written notice of the Required Collateral amount no later than the [REDACTED]business day of the month following a [REDACTED]. If the sum of the aggregate fair market value of the Qualifying Assets in the Reserve Credit Trust Account plus the aggregate fair market value of the assets in any Segregated Reinsurance Funds Account plus the amount of any Letters of Credit, is less than the Required Collateral amount contained in any such notice, the Reinsurer shall, no later than [REDACTED]business days following the receipt of such notice, deposit additional Qualifying Assets in the Reserve Credit Trust Account so that the aggregate fair market value of the Qualifying Assets in the Reserve Credit Trust Accounts plus the aggregate fair market value of the assets in any Segregated Reinsurance Funds Account plus the amount of any Letters of Credit, is not less than the Required Collateral amount.

B.                                    [REDACTED] Process.  Until such time as the reporting and maintenance of collateral process is converted [REDACTED], as described in Article IV, Paragraph 3.D below, for the fourth (4th) calendar quarter of each year, the Ceding Company will provide to the Reinsurer a written notice with an estimate of the Required Collateral by no later than the [REDACTED] business day of the last month of the [REDACTED]. After the reporting and settlement process is converted to a [REDACTED], pursuant to the terms of Article IV, Paragraph 3.D below, for [REDACTED], the Ceding Company will provide to the Reinsurer a written notice with an estimate of the Required Collateral by no later than the [REDACTED] business day of the [REDACTED].  If the sum of the aggregate fair market value of the Qualifying Assets in the Reserve Credit Trust Account plus the aggregate fair market value of the assets in any Segregated Reinsurance Funds Account plus the amount of any Letters of Credit, is less than the Required Collateral contained in such notice, the Reinsurer shall, no later than the [REDACTED] from the last business day of [REDACTED], deposit additional Qualifying Assets in the Reserve Credit Trust Account so that the aggregate fair market value of the Qualifying Assets in the Reserve Credit Trust Accounts plus the aggregate fair market value of the assets in any Segregated Reinsurance Funds Account plus the amount of any Letters of Credit, is not less than the Required Collateral amount. If the Reinsurer disagrees with the Required Collateral amount, it will promptly notify the Ceding Company.  The parties shall be expeditious and reasonable in resolving any such dispute, and in the event that the dispute is still ongoing as of [REDACTED], the Reinsurer shall contribute assets to the Reserve Credit Trust or establish or increase the Letters of Credit as more fully described in Article IV, Paragraph 2 above so that the total amount of collateral equals or exceeds the Ceding Company’s most recent written estimate of the Required Collateral amount.

C.                                    Annual True-Up Adjustment.  No later than the tenth (10th) business day of January of each calendar year, the Ceding Company shall provide the Reinsurer with written notice of the actual amount of Required Collateral and complete a reconciliation of the estimated and actual amounts and adjust the level of Required Collateral in accordance with the terms as set forth in Paragraphs 1 and 2 of Article IV.

D.                                    Change to [REDACTED] Process.  The parties agree to implement a change from [REDACTED]

4.                                      Order of Draw.  In the event the Reinsurer establishes multiple sources of reserve credit trust(s) pursuant to Paragraph 1 above and/or letter(s) of credit pursuant to Paragraph 2 above, and the Reinsurer has specified in writing to the Ceding Company an order of draw from these sources of reserve credit, the Ceding Company agrees to draw from these sources of reserve credit in the order specified by Reinsurer for the purposes specified in items (i), (ii), and (iii) of Paragraphs 1.C or 2.  The order of draw is not applicable to drawn amounts for the purpose specified in item (iv) of Paragraphs 1.C or 2.  This covenant shall be binding upon the Ceding Company and its successors.

5.                                      Coinsurance Reserve. The Coinsurance Reserve at all times is equal to the Reinsurer’s share of (a) minus (b) plus (c), where [REDACTED].

The Ceding Company may perform routine maintenance, including making revisions, corrections of errors, and other refinements to models and assumptions used to calculate reserves to meet the requirements of AG 43 or other applicable laws and regulations.  The Coinsurance Reserve shall be calculated utilizing the same actuarial assumptions as are used by the Ceding Company for its [REDACTED]statutory reporting for the Base Annuities and Riders.

ARTICLE V

RESERVES

1.                                      Riders Coinsurance.  Riders will be reinsured on a coinsurance basis.  Accordingly, the Reinsurer will establish a trust account and/or letter of credit pursuant to Article IV for its quota share portion as described in Schedule A-1 so that the Ceding Company may deduct full reserve credit in its statutory financial statements for such quota share portion.

2.                                      Reserve Strengthening.  Any increase in the Coinsurance Reserve for the Riders reinsured under this Agreement which is implemented by the Ceding Company on a discretionary basis (“Discretionary Reserve Strengthening”) shall not be made without the Reinsurer’s prior written consent, which consent will not be unreasonably delayed or withheld; provided, however, the Reinsurer may in its sole discretion require as a condition of its consent that the Ceding Company pay the amount of the Reinsurer’s share of the Discretionary Reserve Strengthening to the Reinsurer for the Accounting Period during which the increase takes effect.  Discretionary Reserve Strengthening means a Material Increase in the Coinsurance Reserve for the Riders reinsured under this Agreement due solely to the Ceding Company’s decision to hold Statutory Reserves in excess of the reserves otherwise calculated to meet the requirements of AG 43 (or other applicable regulation(s) as amended/adopted) for the Base Annuities and the Riders.

For purposes of this Paragraph 2, a Material Increase means [REDACTED]

ARTICLE VI

ACCOUNTING AND SETTLEMENTS

1.                                      [REDACTED] Accounting Period. Each Accounting Period under this Agreement will be [REDACTED], except that: (a) the initial Accounting Period runs from the Original Effective Date of this Agreement through the [REDACTED]during which this Agreement is executed by both parties, and (b) the final Accounting Period runs from the end of the preceding Accounting Period until the terminal accounting date of this Agreement, as described in Article VIII, Paragraph 2.

2.                                   Accounting Reports.

A.                                    [REDACTED] Accounting Reports.  [REDACTED] Activity and Settlement Reports in the form of Schedule B attached hereto will be submitted to the Reinsurer by the Ceding Company not later than [REDACTED]business days after the end of each Accounting Period.  Such reports will include information on the amount of Reinsurance Premiums, Claims, and the Ceding Company’s and Reinsurer’s Settlement Amounts.  The Supplemental Information as required in Schedule B shall be submitted to the Reinsurer by the Ceding Company no later than [REDACTED]business days after the end of the Accounting Period for each calendar quarter.

B.                                    [REDACTED] Seriatim Reports.  The Ceding Company will provide the Reinsurer with [REDACTED] reports (whether in electronic or physical form as mutually agreed to by the parties) within [REDACTED]business days after the end of each month during the term hereof accurately showing the detailed information with respect to the Base Annuities and Riders as set forth in Schedule B-1.  The Ceding Company will provide the Reinsurer with such additional information as the Reinsurer may reasonably request. [REDACTED]

It is understood and agreed that the provisions of this Article VI are material to the Reinsurer’s ability to accept the risks reinsured and adequately perform its risk management duties.

3.                                      [REDACTED] Payments. Within [REDACTED]business days after the end of each Accounting Period, the Ceding Company will calculate the sum of the following for the Accounting Period:

(a)                                 Reinsurance Premiums, as described in Article II, less

(b)                                 Claims, as described in Article III.

[REDACTED]

4.                                      Amounts Due. Except as otherwise specifically provided in this Agreement, all undisputed amounts due to be paid to either the Ceding Company or the Reinsurer under this Agreement will be determined at the end of each Accounting Period, such amounts will be netted, and the net amount will be due and payable as specified above.  All settlements of account between Reinsurer and Ceding Company will be made in cash or its equivalent.

5.                                      Annual Accounting Reports. The Ceding Company will provide the Reinsurer with accounting reports within [REDACTED]calendar days after the end of the calendar year for which such reports are prepared. These reports will contain sufficient information about the Base Annuities and Riders to enable the Reinsurer to prepare its annual financial reports and to verify the information reported in Schedule B attached hereto, and will include, but not be limited to, [REDACTED]

6.                                      Estimations. If the amounts, as defined in Paragraph 3 above and Schedule B, cannot be determined by the dates described in Paragraph 4 above, on an exact basis, settlements into the trust accounts will be paid in accordance with a mutually agreed upon formula which will approximate the actual settlements. Adjustments will then be made to reflect actual amounts when they become available.  The Ceding Company will provide written notice to the Reinsurer as soon as reasonably practicable if the amounts described in Paragraph 3 above cannot be determined by the date of the [REDACTED] Accounting Report.

7.                                      Delayed Payment. For purposes of this Agreement, if there is a delayed settlement of a payment due, from either party hereunder, there will be a “Delayed Payment Interest Penalty” added to the amount that is overdue.  The Delayed Payment Interest Penalty is equal to the amount due, times the Delayed Interest

Rate (as defined below), prorated for the period that the amount is overdue.  The “Delayed Interest Rate” is equal to [REDACTED]basis points plus the average of the one month London Interbank Offered Rates (LIBOR) as published by The Wall Street Journal at the end of each calendar month ending during the current Accounting Period.

For purposes of this Paragraph, a payment will be considered overdue if not made by the due date for such payment.

8.                                      Offset of Payments. All monies due either the Ceding Company or the Reinsurer under this Agreement between the parties will be offset against each other, dollar for dollar, regardless of any insolvency of either party.  In the event of insolvency, offsets will be allowed in accordance with the statutory, common and case laws of the state, territory or country, as applicable, taking jurisdiction over the insolvency, as such laws exist as of the First Amended and Restated Effective Date of this Agreement.

9.                                      Partial Recapture.  If only some of the Riders reinsured hereunder are recaptured, as described in Article I, Paragraph 5, then the accounting and settlements described above will thereafter be made with respect to the remaining Riders reinsured hereunder and not recaptured.  Adjustments in the amounts due from either the Ceding Company or the Reinsurer will be made accordingly.

ARTICLE VII

DURATION, RECAPTURE AND TERMINATION

1.                                      Duration. Except as otherwise provided herein, this Agreement is unlimited in duration.

2.                                      Reinsurer’s Liability. The liability of the Reinsurer with respect to any Riders will begin at the later to occur of the Original Effective Date and the time the Ceding Company first becomes liable for such Rider. The Reinsurer’s liability with respect to any Rider will terminate and the Reinsurer shall have no further liability for the Riders on the earliest of: (i) the date such Rider is recaptured; (ii) the date the Ceding Company’s liability on such Rider is terminated; or (iii) the date this Agreement is terminated pursuant to Paragraph 3 below. Termination of the Reinsurer’s liability is subject to payments in respect of such liability in accordance with the provisions of Article VIII of this Agreement. In no event should the interpretation of this Paragraph imply a unilateral right of the Reinsurer to terminate this Agreement, except as described in Paragraphs 3.A.(i) and (ii) below.

The Reinsurer shall accept Riders for coverage under the terms of this Agreement only until the earlier to occur of (i) December 31, 2016 and (ii) the date the total of Rider Purchase Payments, as defined below, exceeds [REDACTED] United States dollars (such date the “Cap Date.”)   For purposes of this Paragraph 2, Rider Purchase Payments shall mean the Reinsurer’s quota share of the sum of (a) and (b) where:

(a)         equals the Purchase Payments received prior to the Cap Date;

(b)         equals the Contract Value on the Rider date, if the Rider is added after the Contract Date but prior to the Cap Date.

[REDACTED]

3.                                      Termination.

A. Termination by Reinsurer

i.                                          If the Ceding Company fails to pay the Reinsurance Premiums or any other amounts due to the Reinsurer pursuant to this Agreement within [REDACTED] following the due date as described in Article VI, Paragraph 3, the Reinsurer may, in addition and without limitation to any other right or remedy of the Reinsurer under this Agreement, terminate this Agreement subject to [REDACTED]days prior written notice to the Ceding Company during which time the Ceding Company may make such a required payment.  If the Ceding Company makes full payment of the Reinsurance Premiums or other amounts due within the [REDACTED]notice period, the termination notice shall be deemed withdrawn.  Termination under this Paragraph 3.A.(i) shall be treated as a recapture for purposes of Article VII, Paragraph 4.

ii.                                       If the Ceding Company fails to provide the [REDACTED] Reports as required by Article VI, Paragraph 2(B) of this Agreement, the Reinsurer shall provide the Ceding Company with written notice of such failure and the Ceding Company shall have a period of [REDACTED] business days following receipt of such notice to provide such [REDACTED] Reports.  In the event that the Ceding Company fails to provide such [REDACTED] Reports during such timeframe, the Reinsurer may terminate this Agreement subject to at [REDACTED]calendar days prior written notice to the Ceding Company and such termination shall be treated as a Recapture for purposes of Article VII, Paragraph 4.

B.  Termination by Ceding Company

i.            If the Ceding Company terminates this Agreement for any reason other than those provided in subparagraphs (ii)-(v) below, the Ceding Company shall provide the Reinsurer with at least [REDACTED]calendar days advance written notice of such planned termination, and any such termination effected by the Ceding Company under this Article VII, Paragraph 3 B (i), shall be treated as a recapture for purposes of Article VII, Paragraph 4.

ii.         If the Reinsurer fails to pay any amounts due to the Ceding Company pursuant to this Agreement within [REDACTED]calendar days following the due date as described in Article VI, Paragraph 3, the Ceding Company may, in addition and without limitation to any other right or remedy of the Ceding Company under this Agreement, terminate this Agreement and recapture all the Riders subject to [REDACTED]calendar days prior written notice to the Reinsurer, during which time the Reinsurer may make such required payments.  If the Reinsurer makes full payment of such amounts due within the [REDACTED] day notice period, the termination notice shall be deemed withdrawn and the above described right of recapture shall not apply.  Any termination effected by the Ceding Company under this Article VII, Paragraph 3(B)(ii) shall not be treated as a recapture within the meaning of Article VII, Paragraph 4, [REDACTED].  In the event of a recapture under this Paragraph (ii), the value of the Coinsurance Reserve, as of the date of recapture, as calculated by the Ceding Company under Article IV, Paragraph 5, will be payable to the Ceding Company, and Reserve Credit Trust Assets and/or amounts of Letters of Credit may be withdrawn by the Ceding Company to satisfy such payment due.

iii.                                    If the Reinsurer fails to provide Required Collateral as set forth in Article IV of this Agreement, the Ceding Company may terminate this Agreement and recapture all the Riders, subject to thirty (30) days prior written notice to the Reinsurer, during which time Reinsurer may remedy the failure to provide the Required Collateral.  If during that thirty (30) day period the Reinsurer provides the Required Collateral, the termination notice shall be deemed withdrawn and the above described right of recapture shall not apply.  Any termination effected by the Ceding Company under this Article VII, Paragraph 3(B)(iii) shall not be treated as a recapture within the meaning of Article VII, Paragraph 4 and the Ceding Company shall not be required to pay the Recapture Fee as defined in Article VII, Paragraph 4.  In the event of a recapture under this Paragraph (iii), the value of the Coinsurance Reserve, as of the date of recapture, as calculated by the Ceding Company under Article IV, Paragraph 5, will be payable to the Ceding Company and

Reserve Credit Trust Assets and/or amounts of Letters of Credit may be withdrawn by the Ceding Company to satisfy such payment due.

iv.                                   If the Reinsurer is deemed to be insolvent as described in Article XI, Paragraph 1, the Ceding Company may terminate this Agreement and recapture all the Riders subject to thirty (30) days prior written notice to the Reinsurer.  Any termination effected by the Ceding Company under this Article VII, Paragraph 3(B)(iv) shall not be treated as a recapture within the meaning of Article VII, Paragraph 4 and the Ceding Company shall not be required to pay the Recapture Fee as defined in Article VII, Paragraph 4.  In the event of a recapture under this Paragraph (iv), the value of the Coinsurance Reserve, as of the date of recapture, as calculated by the Ceding Company under Article IV, Paragraph 5, will be payable to the Ceding Company and Reserve Credit Trust Assets and/or amounts of Letters of Credit may be withdrawn by the Ceding Company to satisfy such payment due.

v.                                      If [REDACTED]

vi.                                   In the event the Reinsurer’s [REDACTED]

4.                                      Recapture.  Riders reinsured hereunder are eligible for recapture, at the option of the Ceding Company, subject to [REDACTED]days prior written notice, under the following conditions:

a.                                      Except as otherwise stated in this Agreement, at any time, the Ceding Company may recapture all the Riders reinsured hereunder and will be required to pay the Reinsurer a Recapture Fee, due at the end of the Accounting Period during which recapture occurs, equal to the product of [REDACTED].

b.                                      Notwithstanding anything in this Agreement to the contrary, the Ceding Company may recapture all the Riders reinsured hereunder for any reason whatsoever at any time [REDACTED]years or more after the Original Effective Date without the payment of the Recapture Fee.

c.                                       A partial recapture is not permitted, except for a partial recapture under Article I, Paragraph 5.

d.                                      For the avoidance of doubt, Riders on claims status (those Riders for which Claims are being paid under Article III of this Agreement) are excluded from a partial recapture as a result of a Reinsurer’s rejection of a Proposed Program Change, but will be recaptured in the case of a termination of this Agreement.

5.                                      Conversions and Internal Replacements. Base Annuities or Riders converting to another annuity, rider or policy pursuant to a contractual right to convert, whether listed on Schedule A attached hereto or not, shall not be reinsured under this Agreement except when the contractholder transitions to the Guaranteed Income Benefit provision provided under the Living Benefits Rider.  The Guaranteed Income Benefit provision is effective concurrently with the VAPOR Rider effective date and the irrevocable termination of the Guaranteed Minimum Withdrawal Benefit provision of the Living Benefits Rider.  Unless expressly approved by the Reinsurer in writing, the Ceding Company, its affiliates, successors or assigns, shall not initiate a program of Internal Replacement that would include any of the Base Annuities or reinsured Riders.  For purposes of this Agreement, the term “Internal Replacement” means any instance in which a Base Annuity or Rider or any portion of the cash value of a Base Annuity is exchanged for another rider or annuity, not covered under this Agreement, which is written by the Ceding Company, its affiliates, successors or assigns.

ARTICLE VIII

TERMINAL ACCOUNTING AND SETTLEMENT

1.                                      Terminal Accounting. In the event that this Agreement is terminated in accordance with Article VII, Paragraph 3, or all reinsurance under this Agreement is recaptured in accordance with Article VII, Paragraph 4, a Terminal Accounting and Settlement will take place.  In the event that this Agreement is terminated in accordance with Article VII, Paragraph 3 or all of the Riders reinsured under this Agreement are recaptured in accordance with Article VII, Paragraph 4, the parties will have no further obligation under this Agreement after a Terminal Accounting and Settlement has taken place as set forth below.

2.                                      Date. The terminal accounting date will be the earliest of: (1) the effective date of recapture pursuant to any notice of recapture given under this Agreement, (2) the effective date of termination pursuant to any notice of termination given under this Agreement, or (3) such other date mutually agreed to in writing.

3.                                      Settlement. The Terminal Accounting and Settlement will take place within [REDACTED] business days after the terminal accounting date and will consist of: [REDACTED]

If the calculation of the Terminal Accounting and Settlement produces an amount owing to the Ceding Company, such amount will be paid by the Reinsurer to the Ceding Company. If the calculation of the Terminal Accounting and Settlement produces an amount owing to the Reinsurer, such amount will be paid by the Ceding Company to the Reinsurer.

After the Terminal Accounting and Settlement process is complete, all assets remaining in the Reserve Credit Trust Account and any Letter of Credit shall be released and returned to the Reinsurer.

If the Ceding Company fails to provide within seven (7) business days of the completion of the Terminal Accounting and Settlement process: (i)  its written approval of (a) the termination of the Reserve Credit Trust Agreement, and (b) the return of any remaining Reserve Credit Trust Assets to the Reinsurer; (ii) its written approval for the release of the Letter of Credit; and (iii) the return of the balance remaining in the

Segregated Reinsurance Funds Account, to the Reinsurer, the Ceding Company will pay the Reinsurer a fee equal to the total value of such assets not returned or approved for termination/release multiplied by the annualized Delayed Payment interest rate, as set forth in Article VI, Paragraph 7, beginning on the eighth (8th) business day after completion of the Terminal Accounting and Settlement process and up to the:

(a)                                 effective date of its written approval to terminate the Reserve Credit Trust Agreement and return the Reinsurance Credit Trust Assets to the Reinsurer, and,

(b)                                 effective date of its written approval to terminate the Letter of Credit, and

(c)                                  return of any amounts in the Segregated Reinsurance Funds Account to the Reinsurer.

4.                                   Supplementary Accounting and Settlement. In the event that, subsequent to the Terminal Accounting and Settlement as provided above, a change is made with respect to any amounts due, a supplementary accounting will take place pursuant to Paragraph 3 above. Any amount owed to the Ceding Company or to the Reinsurer by reason of such supplementary accounting will be paid promptly upon the completion thereof.

ARTICLE IX

REPRESENTATIONS AND COVENANTS

1.                                      Solvency.  The Ceding Company and the Reinsurer each represent and warrant to the other that it is solvent in all jurisdictions in which it does business or is licensed to do business and each agrees to promptly notify the other party if it becomes insolvent, as defined in Article XI, Paragraph 1.

2.                                      Ceding Company Representations.  The Ceding Company acknowledges that, at the Reinsurer’s request, it has provided the Reinsurer with the information described in Schedule A and the Ceding Company Data described in Schedule C prior to the execution of this Agreement by the Reinsurer.  The Ceding Company represents that the information described in Schedules A and C was compiled in a commercially reasonable manner using sound actuarial practices.  The Ceding Company represents that all factual information contained in the Schedule A and Schedule C is, when taken as a whole, complete and accurate in all material respects as of the date the document containing the information was prepared.  The Ceding Company further represents that any assumptions made in preparing the information contained in Schedule C were reasonably consistent with commercially accepted actuarial principles.  The Ceding Company further represents that there are no omissions, errors, changes or discrepancies, which would materially affect the information described above when taken as a whole, except as otherwise disclosed in writing to the Reinsurer. The Reinsurer has relied on such data and the foregoing representations in entering into this Agreement and acknowledges that the information provided by the Ceding Company is not a guarantee of future performance. The Ceding Company’s representations and warranties contained in this Paragraph 2 shall apply to all amendments which are made to the information in Schedules A and C, as if such representations and warranties were set forth in such amendments, and the Reinsurer will rely on such representations and warranties in entering into any such amendments.

In addition, the Ceding Company represents the following to the Reinsurer:

(i)                                     The Ceding Company is a corporation validly existing under the laws of the State of Indiana.

(ii)                                  The execution, delivery and performance by the Ceding Company of this Agreement are within the Ceding Company’s corporate powers, have been duly authorized by all necessary corporate action, do not require any approval of its shareholders other than as already obtained and do not contravene the Ceding Company’s organizational documents or any law or any material contractual restriction binding on or affecting the Ceding Company.

(iii)                               No authorization or approval or other action by, and no notice to or filing with (other than those notices already given or filings already made), any governmental authority or regulatory body is required for the due execution, delivery and performance by the Ceding Company of this Agreement.

(iv)                              This Agreement is a legal, valid and binding agreement enforceable against the Ceding Company in accordance with the Ceding Company’s terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(v)                                 There are no actions, suits or proceedings pending against, or to the Ceding Company’s knowledge, threatened against the Ceding Company by or before any court, governmental agency or arbitrator that involve this Agreement or that are reasonably likely, either individually or in the aggregate, to have a material adverse effect upon the Ceding Company’s ability to perform the Ceding Company’s obligations under this Agreement.

(vi)                              The Ceding Company is a United States taxpayer.

(vii)                           The Ceding Company has entered into this transaction for an appropriate business purpose.

(viii)                        The Ceding Company is not entering into this transaction with a view to, or the intention of, fraudulently or misleadingly distorting the financial position or results of operations of the Ceding Company as disclosed to the public.

(ix)                              The accounting for this transaction by the Ceding Company will be in accordance with appropriate jurisdictional statutory accounting principles, including disclosure requirements.

(x)                                 The Ceding Company is sophisticated, has relied on its own judgment and advisers in connection with the transaction, and has not relied on the Reinsurer, [REDACTED], their affiliates, or anyone acting on their behalf with respect to the transaction’s suitability or fitness for a particular purpose.

(xi)                              The transaction has been reviewed and approved by appropriate senior management of the Ceding Company.

3.                                      Reinsurer Representations.  Reinsurer represents the following to the Ceding Company:

(i)                                     Reinsurer is a corporation validly existing and in good standing under the laws of Bermuda, and is authorized to write life reinsurance business.

(ii)                                  The execution, delivery and performance by Reinsurer are within Reinsurer’s corporate powers, have been duly authorized by all necessary corporate action, do not require any approval of its shareholders other than as already obtained and do not contravene Reinsurer’s organizational documents or any law or any material contractual restriction binding on or affecting Reinsurer.

(iii)                               No authorization or approval or other action by, and no notice to or filing with (other than those notices already given or filings already made), any governmental authority or regulatory body is required for the due execution, delivery and performance by Reinsurer of this Agreement.

(iv)                              This Agreement is a legal, valid and binding agreement enforceable against Reinsurer in accordance with Reinsurer’s terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(v)                                 There are no actions, suits or proceedings pending against, or to Reinsurer’s knowledge, threatened against Reinsurer by or before any court, governmental agency or arbitrator that involve this Agreement or that are reasonably likely, either individually or in the aggregate, to have a material adverse effect upon Reinsurer’s ability to perform Reinsurer’s obligations under this Agreement.

(vi)                              Reinsurer is a United States taxpayer.

(vii)                           Reinsurer will have good and marketable title, free and clear of all liens, to all Qualifying Assets immediately prior to the deposit thereof in the Reserve Credit Trust Account at any time during the term of this Agreement.

(viii)                        Reinsurer has entered into this transaction for an appropriate business purpose.

(ix)                              Reinsurer is not entering into this transaction with a view to, or the intention of, fraudulently or misleadingly distorting the financial position or results of operations of Reinsurer as disclosed to the public.

(x)                                 The accounting for this transaction by Reinsurer will be in accordance with appropriate jurisdictional statutory accounting principles, including disclosure requirements.

(xi)                              Reinsurer is sophisticated, has relied on its own judgment and advisers in connection with the transaction, and has not relied on the Ceding Company or anyone acting on its behalf with respect to the transaction’s suitability or fitness for a particular purpose.

(xii)                           The transaction has been reviewed and approved by appropriate senior management of Reinsurer.

4.                                      Covenants.

(i)                                     The Ceding Company will comply with all required accounting and tax disclosures related to this Agreement in accordance with appropriate jurisdictional laws, regulations and administrative pronouncements.

(ii)                                  Reinsurer will comply with all required accounting and tax disclosures related to this Agreement in accordance with appropriate jurisdictional laws, regulations and administrative pronouncements.

(iii)                               [REDACTED]

ARTICLE X

ARBITRATION

Except as provided in Paragraph 1 of Article XII, any and all disputes arising out or relating to this Agreement, including but not limited to disputes relating to its formation or validity shall be submitted to binding arbitration.  Any arbitration shall be based upon the Procedures for the Resolution of U.S. Insurance and Reinsurance Disputes dated April 2004 (the “Procedures”), as supplemented or limited by the paragraphs below.

(a)                                 The arbitration panel (the “Panel”) shall consist of three disinterested arbitrators, one to be appointed by the Ceding Company, one to be appointed by the Reinsurer and the third to be appointed by the two party-appointed arbitrators.  The third arbitrator shall serve as the umpire, who shall be neutral.  The arbitrators and umpire shall be persons who are current or former officers or executives of an insurer or reinsurer other than the parties to this Agreement or their affiliates or subsidiaries.  Within thirty (30) days of the commencement of the arbitration proceeding, each party shall provide the other party with the identification of its party-appointed arbitrator, his or her address (including telephone, fax and e-mail information) and provide a copy of the arbitrator’s curriculum vitae.  If either party fails to appoint an arbitrator within that thirty (30) day period, the non-defaulting party will appoint an arbitrator to act as the party-appointed arbitrator for the defaulting party.  The two party-appointed arbitrators shall seek to reach agreement on an umpire as soon as practical but no later than thirty (30) days after the appointment of the second arbitrator.  The party-appointed arbitrators may consult, in confidence, with the party who appointed them concerning the appointment of the umpire.

(b)                                 Where the two party-appointed arbitrators have failed to reach agreement on an umpire within the time specified in Paragraph (a) above, each party shall propose to the other in writing, within seven (7) days thereafter, eight umpire candidates each of whom meets the requirements for umpires set forth above.  The umpire will then be selected in accordance with the Procedures.  (Unless the Parties agree otherwise, the ARIAS U.S. Umpire Questionnaire Form in effect at the time of the commencement of the arbitration shall be used.)

(c)                                  The arbitration shall take place in State of Indiana, and shall commence no later than forty-five (45) days after the appointment of the umpire.

(d)                                 Unless prohibited by law, the federal and state courts of the State of Indiana shall have exclusive jurisdiction over any and all court proceedings that either party may initiate to compel arbitration or to enforce, confirm, vacate or modify an arbitration award.  The decision of the Panel shall be delivered to the parties no later than twenty (20) days after the close of the arbitration proceedings, and shall be final and binding.  In no event shall the Panel include in the arbitration award any punitive, exemplary or other form of extra contractual damages.

(e)                                  In the event of any conflict between the Procedures and this Article, this Article, and not the Procedures, will control.  This Article shall survive the expiration or termination of the Agreement.

ARTICLE XI

INSOLVENCY

1.                                      Insolvency of a Party to this Agreement.  A party to this Agreement will be deemed insolvent when it:

(a)                                 Applies for or consents to the appointment of a receiver, rehabilitator, conservator, liquidator or statutory successor of its properties or assets;

(b)                                 Is adjudicated as bankrupt or insolvent; or

(c)                                  Files or consents to the filing of a petition in bankruptcy, seeks reorganization to avoid bankruptcy or makes formal application for any bankruptcy, dissolution, liquidation or similar law or statute; or

(d)                                 Becomes the subject of an order to rehabilitate or an order to liquidate as defined by the insurance code of the jurisdiction of the party’s domicile.

In the event a party becomes insolvent, it will promptly notify the other party.

2.                                      Ceding Company’s Insolvency. In the event of the Ceding Company’s insolvency, any payments due the Ceding Company from the Reinsurer pursuant to the terms of this Agreement will be made directly to the Ceding Company or its conservator, liquidator, receiver or statutory successor, which shall not include a guarantee association or fund. The reinsurance will be payable by the Reinsurer on the basis of the liability of the Ceding Company under the Riders reinsured without diminution or increase because of the insolvency of the Ceding Company. The conservator, liquidator, receiver or statutory successor of the Ceding Company will give the Reinsurer written notice of the pendency of a claim against the Ceding Company on any rider reinsured within a reasonable time after such claim is filed in the insolvency proceeding. During the pendency of any such claim, the Reinsurer may, at its own expense, investigate such claim and interpose in the Ceding Company’s name (or in the name of the Ceding Company’s conservator, liquidator, receiver or statutory successor), in the proceeding where such claim is to be adjudicated, any defense or defenses which the Reinsurer may deem available to the Ceding Company or its conservator, liquidator, receiver or statutory successor.  Any expense thus incurred by the Reinsurer will be chargeable, subject to court approval, against the Ceding Company as a part of the expense of liquidation to the extent of a proportionate share of the benefit that may accrue to the Ceding Company solely as a result of the defense undertaken by the Reinsurer.

ARTICLE XII

SPECIAL DISPUTE RESOLUTION PROCEDURES AND INDEMNIFICATION

1.                                      Disputes over Calculations.  This section is intended to address disputes between the Ceding Company and the Reinsurer solely to the extent they relate to one or more specific calculations.  Any such disputes not resolved pursuant to this Paragraph 1 shall be resolved pursuant to Article X.  Rights, duties or obligations resulting from either party’s failure to act other than in accordance with the provisions of this Agreement shall be subject to Article X.  This section shall survive termination of this Agreement.

a.              If a dispute arises between the Ceding Company and the Reinsurer in regards to the calculation of any amounts to be paid or reserved (including Reinsurance Premiums, Claims, Coinsurance Reserve, Settlement amounts, and Recapture Fee) which cannot be resolved by the parties within thirty (30) calendar days, then the Ceding Company and Reinsurer will each prepare written reports describing the calculation in dispute.

b.              Within ten (10) business days after the close of the thirty (30) day resolution period in subparagraph a. above, these written reports will be submitted to a mutually acceptable third party actuary, accountant or investment professional (the “Outside Expert”).

c.               Within thirty (30) calendar days of receipt of the written report, the Outside Expert will determine a dollar amount (or other value, as applicable) for the disputed calculation which will fall in the range between the values proposed by the Ceding Company and the Reinsurer.

d.              The fees, costs and expenses of retaining the Outside Expert will be shared equally between the Ceding Company and the Reinsurer.

2.                                      Indemnification.  Notwithstanding any action that may be taken in accordance with the terms of this Agreement, if one party substantially fails to perform an obligation specified in this Agreement, the other party shall have the right to be indemnified and held harmless by the other party in respect of all costs, expenses, claims and losses arising out of such failure to perform.  The indemnity shall be such as to put the other party in the same financial position as it would have been if such failure had not occurred.  If such indemnity is required in conjunction with a termination of this Agreement such indemnity shall be paid in addition to the Terminal Accounting and Settlement.  This Paragraph 2 does not prejudice any other rights or remedies which may be available to either party under the terms of this Agreement.

ARTICLE XIII

EXECUTION AND EFFECTIVE DATE

In witness of the above, this Agreement is executed in duplicate on the dates indicated below with a Third Amended and Restated Effective Date of February 8, 2016.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
ATTEST:	(“Ceding Company”)

By:	By:

Title:	Title:

Date:	Date:

Location:	Location:

ATTEST:	UNION HAMILTON REINSURANCE, LTD.
(“Reinsurer”)

By:	By:

Title:	Title:

Date:	Date:

Location:	Location:

AND

ATTEST:	UNION HAMILTON REINSURANCE, LTD.
(“Reinsurer”)

By:	By:

Title:	Title:

Date:	Date:

Location:	Location:

SCHEDULE A

RISKS REINSURED

Risks Reinsured. The amount of reinsurance under this Agreement will be the applicable quota share, specified in Schedule A-1 below, of the Ceding Company’s liability for Claims as defined in Article III, Paragraph 1, paid by the Ceding Company in accordance with the terms of the Riders, which are issued by the Ceding Company, on or after execution of this Agreement by both parties and as described below:

(a)         The following Riders and any state variations thereof issued with the Base Annuities described in (b) below are reinsured hereunder.

Rider	Form Number	State Variations

Variable Annuity Payment Option Rider; Marketing Name known as i4Life®  Advantage Guaranteed Income Benefit – Protected Funds*

*Effective May 12, 2014 name changed to:

i4Life® Advantage Guaranteed Income Benefit (Managed Risk)

I4LA-NQ (8-10)#

I4LA-Q (8-10)#

Alabama

Alaska

Arizona

Arkansas

California#

Colorado

Connecticut#

Delaware

District of Columbia#

Florida

Georgia

Guam

Hawaii

Idaho

Illinois

Indiana

Iowa

Kansas

Kentucky

Louisiana

Maine

Maryland

Massachusetts

Michigan

Minnesota#

Mississippi

Missouri

Montana#

Nebraska

Nevada

New Hampshire#

New Jersey#

None

Schedule A - Page 1

New Mexico

North Carolina#

North Dakota

Ohio

Oklahoma

Oregon#

Pennsylvania#

Puerto Rico#

Rhode Island

South Carolina#

South Dakota

Tennessee

Texas

Utah

Vermont

Virginia

Washington#

West Virginia

Wisconsin

Wyoming

Variable Annuity Living Benefit Rider; Marketing Name known as Lincoln Lifetime Income Advantage 2.0 -  Protected Funds*

*Effective May 12, 2014 named changed to:

Lincoln Lifetime Income Advantage 2.0 (Managed Risk)

AR-529(8-10) and AE-561**

Alabama

Alaska

Arizona

Arkansas

Colorado

Connecticut*

District of Columbia*

Georgia

Guam

Hawaii

Indiana

Iowa

Kansas

Kentucky

Louisiana

Maine

Massachusetts*

Michigan

Mississippi

Missouri

Montana*

Nebraska

Nevada*

New Hampshire*

New Jersey*

New Mexico

North Carolina

North Dakota

Ohio

Oklahoma

Oregon*

Pennsylvania*

Rhode Island

South Carolina

California Delaware Florida Idaho Illinois Maryland Minnesota Puerto Rico South Dakota	AR-529 (2-12) and AE-561 AR-529 (3-12b) and AE-561 AR-529 (7-11) and AE-561 AR-529 (3-13) AR-529 (3-13) AR-529 (2-11) and AE-561 AR-529 (3-12b) and AE-561 AR-529 (3-13) AR-529 (10-12) and AE-561

Schedule A - Page 2

South Dakota Tennessee Texas* Utah Vermont* Virginia* Washington* West Virginia Wisconsin Wyoming

*contains state-specific variations of text within the rider; uses standard form number AR-529 (8-10)

**Amendment AE-561 will not be used in Idaho, Illinois or Puerto Rico, as the Rider was refiled in the jurisdictions to include the revised definition of Secondary Life.

# contains state-specific variations of text within rider; all 50 states use same form numbers listed above.

(b)

Product	Form Number	State Variations
ChoicePlus Assurance: (1) A-Shares A Class American Legacy: (1) (2) Shareholder’s Advantage Shareholder’s Advantage A-Class	30070-A 8/03	Arizona	30070-A-AZ 8/03
		California	30070-A-CA 8/03
		Connecticut	30070-A-CT 8/03
		Florida	Form 30070-A-FL 8/03 With cover pages: 30070-A 01/11 and 30070-A 08/13
		Georgia	30070-A-GA 8/03
		Hawaii	30070-A-HI 8/03
		Idaho	30070-A-ID 8/03
		Illinois	30070-A-IL 8/03
		Kentucky	30070-A-KY 8/03
		Louisiana	30070-A-LA 8/03
		Maine	30070-A-ME 8/03
		Maryland	30070-A-MD 8/03
		Massachusetts	30070-A –MA 8/03
		Michigan	30070-A-MI 8/03
		Minnesota	30070-A-MN 6/05 With cover page 30070-A-MN 1/09
		Mississippi	30070-CD-A-MS 8/03
		Missouri	30070-A-MO 8/03
		Montana	30070-A-MT 8/03
		Nebraska	Form 30070-A-NE 8/03
		Nevada	Form 30070-A-NV 8/03
		New Hampshire	Form 30070-A-NH 8/03
		New Jersey	30070-A-NJ 8/03
		New Mexico	30070-A-NM 8/03
		North Carolina	30070-A-NC 8/03
		North Dakota	30070-A-ND 8/03
		Oklahoma	30070-A-OK 8/03
		Oregon	30070-A-OR 8/03

(1)  Excludes fee-based contracts, if any, issued 1/1/16 and later.

(2)  All American Legacy products listed in Schedule A added effective July 1, 2014.

Schedule A - Page 3

Pennsylvania	30070-A-PA 8/03
Rhode Island	30070-A-RI 8/03
South Carolina	30070-A-SC 8/03
Tennessee	30070-CD-A-TN 8/03
Texas	30070-A-TX 8/03 With cover page 30070-A-TX 01/12
Utah	30070-A-UT 8/03
Vermont	30070-A-VT 8/03
Virginia	30070-A-VA 8/03
Washington	Form 30070-A-WA 8/03
West Virginia	30070-A-WV 8/03
Wisconsin	30070-A-WI 8/03

Product	Form Number	State Variations

ChoicePlus Assurance:

B-Shares

C-Shares

L-Shares

B Class

ChoicePlus Signature

ChoicePlus Assurance Series:

L share

B share

C share

ChoicePlus Assurance Prime

ChoicePlus Rollover

American Legacy:

III (B-Share)

III View (L-Share)

III C-Share

III B-Class

American Legacy Signature

American Legacy Series:

B-Share

L-Share

C-share

	30070-B	California	30070-BCA
		Florida	30070-B-FL With cover pages 30070-B-FL 01/11 and 30070-B-FL 08/13
		Georgia	30070-BGA
		Hawaii	30070-BHI
		Idaho	30070-BID
		Illinois	30070-B-IL
		Kentucky	30070-BKY
		Louisiana	30070-BLA
		Maine	30070-BME
		Maryland	30070-BMD
		Massachusetts	30070-B-MA
		Michigan	30070-B-MI
		Minnesota	30070-B-MN With cover page 30070-B-MN 1/09
		Missouri	30070-B-MO
		Montana	30070-B-MT
		Nebraska	30070-BNE
		Nevada	30070-B-NV
		New Hampshire	30070-B-NH
		New Jersey	30070-B-NJ
		New Mexico	30070-B-NM
		North Carolina	30070-B-NC
		North Dakota	30070-B-ND
		Oklahoma	30070-BOK
		Oregon	30070-B-OR
		Pennsylvania	30070-B-PA
		Puerto Rico	30070-B-PR Form 30070-B-PR-B 4/08 Form 30070-B-PR-C 4/08 Form 30070-B-PR-L 4/08
		Rhode Island	30070-BRI

Schedule A - Page 4

South Carolina	B-Share: 30070-B-SC5 C-Share: 30070-B-SC9 L-Share: 30070-B-SC10
Texas	Form 30070-B-TX With cover page 30070-B-TX 01/12
Utah	30070-B-UT
Virginia	30070-BVA
Vermont	30070-B-VT
Washington	30070-B 30070-B-WA-B 4/08 30070-B-WA-C 3/10 30070-B-WA-L 3-10
West Virginia	30070-BWV
Wisconsin	30070-BWI

Product	Form Number	State Variations
ChoicePlus Assurance O-Shares (aka Fusion) Choice Plus Fusion American Legacy O-Shares (aka Fusion) American Legacy Fusion	30070-B	Arizona	30070-B AZ
		California	30070-BCA
		Florida	30070-B-FL
		Georgia	30070-BGA
		Hawaii	30070-BHI
		Idaho	30070-BID
		Illinois	30070-B-IL
		Kentucky	30070-BKY
		Louisiana	30070-BLA
		Maine	30070-BME
		Maryland	30070-BMD
		Massachusetts	30070-C-MA
		Michigan	30070-B-MI
		Minnesota	30070-B-MN 1/09
		Missouri	30070-B-MO
		Montana	30070-B-MT(06/10)
		Nebraska	30070-BNE
		Nevada	30070-B-NV
		New Hampshire	30070-B-NH
		New Jersey	30070-B-NJ
		New Mexico	30070-B-NM

		North Carolina	30070-B-NC
		North Dakota	30070-B-ND
		Oklahoma	30070-BOK
		Oregon	30070-B-OR (8-11)
		Pennsylvania	30070-B-PA
		Puerto Rico	N/A
		Rhode Island	30070-BRI
		South Carolina	30070-B-SC5
		Texas:	Form 30070-B-TX
		Utah:	30070-B-UT
		Virginia	30070-BVA

Schedule A - Page 5

Vermont	30070-B-VT
Washington	30070-B-WA (8-11)
West Virginia	30070-BWV
Wisconsin	30070-BWI

Product	Form Number	State Variations

ChoicePlus Design American Legacy Design	30070-B	Washington	30070-B Form 30070-B-WA 22

The following forms will be effective January 20, 2015, subject to applicable state approvals:

Rider	Form Number	State Variations

Variable Annuity Living Benefit Rider; Marketing Name known as Lincoln Lifetime Income Advantage 2.0 - Managed Risk Funds

AR-566

Alabama

Alaska

Arizona

Arkansas

Colorado

Delaware

District of Columbia

Florida*

Georgia

Guam

Hawaii #

Idaho

Illinois #

Indiana

Iowa

Kansas

Kentucky

Louisiana

Maine

Massachusetts*

Michigan

Mississippi

Missouri*

Montana

Nebraska

Nevada*^

New Hampshire*

New Jersey*

New Mexico

North Carolina

Ohio*

Oklahoma

Oregon*

		Delaware Minnesota	AR-566a AR-566a

Schedule A - Page 6

Pennsylvania* Puerto Rico* Rhode Island* South Carolina South Dakota* Tennessee Texas* Utah Vermont* Virginia Washington* West Virginia Wisconsin Wyoming

States in which form AR-566 was not filed	California^ Connecticut^

The following chart updates the prior one, showing all forms as finally approved by the states on varying dates.  As of February 8, 2016, all state approvals have been received.

Rider	Form Number	State Variations

Variable Annuity Living Benefit Rider; Marketing Name known as Lincoln Lifetime Income Advantage 2.0 - Managed Risk Funds

AR-566

Alabama

Alaska

Arizona

Arkansas

Colorado

Delaware

District of Columbia

Florida*

Georgia

Guam

Hawaii #

Idaho

Illinois #

Indiana

Iowa

Kansas

Kentucky

Louisiana

Maine

Massachusetts*

Michigan

Mississippi

Missouri*

Montana

Nebraska

Nevada*

New Hampshire*

New Jersey*

New Mexico

North Carolina

		Delaware Minnesota Puerto Rico Vermont*#	AR-566a AR-566a AR-566 AR-566

Schedule A - Page 7

Ohio* Oklahoma Oregon* Pennsylvania* Puerto Rico* Rhode Island* South Carolina South Dakota* Tennessee Texas* Utah Vermont* Virginia Washington* West Virginia Wisconsin Wyoming

States in which form AR-566 was not filed	California Connecticut

*contains state-specific variations of text within the rider; uses standard form number AR-566

# contains state-specific variations of text within rider

Product+	Form Number	State Variations

ChoicePlus Assurance: (3) A-Shares A Class	30070-A 8/03	Arizona	30070-A-AZ 8/03
		California	30070-A-CA 8/03
		Connecticut	30070-A-CT 8/03
		Florida	Form 30070-A-FL 8/03 With cover pages: 30070-A 01/11 and 30070-A 08/13
		Georgia	30070-A-GA 8/03
		Hawaii	30070-A-HI 8/03
		Idaho	30070-A-ID 8/03
		Illinois	30070-A-IL 8/03
		Kentucky	30070-A-KY 8/03
		Louisiana	30070-A-LA 8/03
		Maine	30070-A-ME 8/03
		Maryland	30070-A-MD 8/03
		Massachusetts	30070-A –MA 8/03
		Michigan	30070-A-MI 8/03
		Minnesota	30070-A-MN 6/05 With cover page 30070-A-MN 1/09
		Mississippi	30070-CD-A-MS 8/03
		Missouri	30070-A-MO 8/03
		Montana	30070-A-MT 8/03
		Nebraska	Form 30070-A-NE 8/03

(3)  Excludes fee-based contracts, if any, issued 1/1/16 and later.

Schedule A - Page 8

Nevada	Form 30070-A-NV 8/03
New Hampshire	Form 30070-A-NH 8/03
New Jersey	30070-A-NJ 8/03
New Mexico	30070-A-NM 8/03
North Carolina	30070-A-NC 8/03
North Dakota	30070-A-ND 8/03
Oklahoma	30070-A-OK 8/03
Oregon	30070-A-OR 8/03
Pennsylvania	30070-A-PA 8/03
Rhode Island	30070-A-RI 8/03
South Carolina	30070-A-SC 8/03
Tennessee	30070-CD-A-TN 8/03
Texas	30070-A-TX 8/03 With cover page 30070-A-TX 01/12
Utah	30070-A-UT 8/03
Vermont	30070-A-VT 8/03
Virginia	30070-A-VA 8/03
Washington	Form 30070-A-WA 8/03
West Virginia	30070-A-WV 8/03
Wisconsin	30070-A-WI 8/03

Schedule A - Page 9

Product+	Form Number	State Variations
ChoicePlus Assurance: B-Shares C-Shares L-Shares B Class ChoicePlus Signature ChoicePlus Assurance Series: L share B share C share ChoicePlus Assurance Prime	30070-B	California	30070-BCA
		Florida	30070-B-FL With cover pages 30070-B-FL 01/11 and 30070-B-FL 08/13
		Georgia	30070-BGA
		Hawaii	30070-BHI
		Idaho	30070-BID
		Illinois	30070-B-IL
		Kentucky	30070-BKY
		Louisiana	30070-BLA
		Maine	30070-BME
		Maryland	30070-BMD
		Massachusetts	30070-B-MA
		Michigan	30070-B-MI
		Minnesota	30070-B-MN With cover page 30070-B-MN 1/09
		Missouri	30070-B-MO
		Montana	30070-B-MT
		Nebraska	30070-BNE
		Nevada	30070-B-NV
		New Hampshire	30070-B-NH
		New Jersey	30070-B-NJ
		New Mexico	30070-B-NM
		North Carolina	30070-B-NC
		North Dakota	30070-B-ND
		Oklahoma	30070-BOK
		Oregon	30070-B-OR
		Pennsylvania	30070-B-PA
		Puerto Rico	30070-B-PR Form 30070-B-PR-B 4/08 Form 30070-B-PR-C 4/08 Form 30070-B-PR-L 4/08
		Rhode Island	30070-BRI
		South Carolina	B-Share: 30070-B-SC5 C-Share: 30070-B-SC9 L-Share: 30070-B-SC10
		Texas	Form 30070-B-TX With cover page 30070-B-TX 01/12
		Utah	30070-B-UT
		Virginia	30070-BVA
		Vermont	30070-B-VT
		Washington	30070-B 30070-B-WA-B 4/08 30070-B-WA-C 3/10 30070-B-WA-L 3-10
		West Virginia	30070-BWV
		Wisconsin	30070-BWI

Scheudle A - Page 10

Product+	Form Number	State Variations
ChoicePlus Assurance O-Shares (aka Fusion) Choice Plus Fusion	30070-B	Arizona	30070-B AZ
		California	30070-BCA
		Florida	30070-B-FL
		Georgia	30070-BGA
		Hawaii	30070-BHI
		Idaho	30070-BID
		Illinois	30070-B-IL
		Kentucky	30070-BKY
		Louisiana	30070-BLA
		Maine	30070-BME
		Maryland	30070-BMD
		Massachusetts	30070-C-MA
		Michigan	30070-B-MI
		Minnesota	30070-B-MN 1/09
		Missouri	30070-B-MO
		Montana	30070-B-MT(06/10)
		Nebraska	30070-BNE
		Nevada	30070-B-NV
		New Hampshire	30070-B-NH
		New Jersey	30070-B-NJ
		New Mexico	30070-B-NM

		North Carolina	30070-B-NC
		North Dakota	30070-B-ND
		Oklahoma	30070-BOK
		Oregon	30070-B-OR (8-11)
		Pennsylvania	30070-B-PA
		Puerto Rico	N/A
		Rhode Island	30070-BRI
		South Carolina	30070-B-SC5
		Texas:	Form 30070-B-TX
		Utah:	30070-B-UT
		Virginia	30070-BVA
		Vermont	30070-B-VT
		Washington	30070-B-WA (8-11)
		West Virginia	30070-BWV
		Wisconsin	30070-BWI

ChoicePlus Design	30070-B	Washington	30070-B Form 30070-B-WA 22

(c)               During the term of this Agreement, the Ceding Company will [REDACTED]

Scheudle A - Page 11

SCHEDULE A-1

Rider Date	Quota Share

November 1, 2013-June 30, 2014	[REDACTED]%

July 1, 2014-December 31, 2014	[REDACTED]%

January 1, 2015-March 31, 2016	[REDACTED]%

April 1, 2016-December 31, 2016	[REDACTED]%

Scheudle A - Page 12

SCHEDULE B

[REDACTED] ACTIVITY AND SETTLEMENT REPORT

FROM CEDING COMPANY TO REINSURER

Accounting Period:

Calendar Year:

Date Report Completed:

A. REINSURANCE PREMIUMS

The reinsurance premiums shall be based upon the actual rider charge deducted from each policy during a [REDACTED].  The rider charge is deducted each [REDACTED] anniversary from the rider election date.   If the rider or underlying policy is terminated during the [REDACTED] a pro-rata charge is deducted upon termination.  Therefore, it is possible that a given policy could have two rider charges in [REDACTED]:  One for the normal [REDACTED] charge and one upon termination.

(i)                                     Actual rider charge deducted in [REDACTED]

(ii)                                  Quota Share

REINSURANCE PREMIUMS (i) x (ii)

B. REINSURANCE PREMIUM SERIATIM FILE

The reinsurance premiums shall be provided in a seriatim file with the follow fields at a minimum:

•                  Policy Number

•                  Rider effective date

•                  Joint or Single Life Indicator

•                  Annual Rider Fee %

•                  Policy/Rider Status  (Active or Terminated)

•                  The actual rider fee deducted

•                  The Posting date of fee being deducted

•                  The Effective date of the fee being deducted

•                  The Quota Share Percentage

•                  And the resulting Reinsurance Premium

C. CLAIM PAYMENTS

Guaranteed Minimum Withdrawal Benefit

Guaranteed Income Benefit

GAI Annuity Payment

TOTAL CLAIM PAYMENTS

Schedule B - Page 1

D. SETTLEMENT AMOUNT (A-C)

E. FEDERAL TAX RESERVES

F. STATUTORY RESERVES

(i)                                     Statutory Reserves for contracts that have not elected the GAI Annuity Payment Option

	Ceding Company Gross	Ceding Company Net	Ceded to Reinsurer

AG 43 Conditional Tail Expectation Amount

AG 43 Standard Scenario Amount

Aggregate Reserves

(ii)                                  Statutory Reserves for contracts that have elected the GAI Payment Option

Total Statutory Reserves (i) + (ii)

G. SERIATIM FILE containing Policy Number, Federal Tax Reserve and Standard Scenario Amount for each policy.

SUPPLEMENTAL INFORMATION

Beginning of Period Account Value

[REDACTED]

End of Period Account Value

	Beginning of Accounting Period	End of Accounting Period
Income Base

# of Contracts

Schedule B - Page 2

SCHEDULE B -1(1)

Effective May 18th, 2015

A.            Layout for seriatim listing of all covered contracts at the end of each month. [REDACTED]

B.            On the Original Effective Date, the Ceding Company will provide the Reinsurer with [REDACTED]

(1)  The Ceding Company shall, with ten (10) business days prior written notice, provide updated versions of this Schedule B-1 to the Reinsurer and such updated versions are intended to automatically update this Agreement, except, to the extent that any change reflected on an updated Schedule B-1 represents a Material Change, it shall be subject to the Program Change process outlined in Article I, Paragraph 5 of this Agreement.

Schedule B - Page 3

SCHEDULE C

CEDING COMPANY DATA

[REDACTED]

Schedule C - Page 1

EXHIBIT I

RESERVE CREDIT TRUST AGREEMENT

[REDACTED]

Exhibit I - Page 2

EXHIBIT B

STATEMENT OF INVESTMENT POLICY

Company:  The Lincoln National Life Insurance Company

Portfolio:  Union Hamilton Reinsurance LTD — Reserve Credit Trust

Regulation:  Indiana Insurance Company Law and various State Insurance Department and regulatory authorities.  This Statement of Investment Policy is subject to and will comply with applicable laws and regulations.

Asset Categories:

The Investment Adviser is subject to the limitations imposed by this Investment Policy and applicable laws and regulations.  Investments may include cash and/or cash equivalents; U.S. government obligations; public corporate fixed income (including 144A) and asset-backed securities (credit card and auto loans only).

Exposure limits are based on book value of invested assets.

Permitted Asset Categories	Maximum % of Invested Assets

Cash, Money Markets (AAA rated) and / or Commercial Paper (A-1 / P-1 rated) *	[REDACTED]%

* Corporate CP only no Asset-Backed CP

U.S. Treasury Securities	[REDACTED]%

U.S. Agency Notes (FNMA or FHLMC only)	[REDACTED]%

Agency Residential MBS Pass Through	[REDACTED]%
Collateral:
15yr Collateral	[REDACTED]%
30yr Collateral	[REDACTED]%
Agency:
GNMA	[REDACTED]%
FNMA	[REDACTED]%
FHLMC	[REDACTED]%
Other Agencies	[REDACTED]%

Asset-backed securities (Rated A- or higher at time of purchase)
Credit Cards and Auto Loan Receivables (Prime collateral only)	10%

Exhibit I - Page 3

Public Corporate Bonds (including 144A)	[REDACTED]%
Rated A- or higher at time of purchase	[REDACTED]%
Rated BBB+, BBB, or BBB- at time of purchase	[REDACTED]%
Downgraded to BB+ or lower	[REDACTED]%
Foreign Investments **	[REDACTED]%

** Foreign investments only allowed in UK, Australia, Netherlands, Switzerland, and Germany.  Canada is not considered foreign under Indiana law.

Diversification:

Financials	[REDACTED]%

Per Non-government Issuer ***	[REDACTED]%

*** includes underlying ABS collateral pools

Split Methodology:

For purposes of calculating compliance with the investment guidelines, if two Nationally Recognized Rating Agencies (NRSRO’s) rate a security, then the most conservative (lowest) rating will be used. Where three NRSRO’s rate a security, then the middle rating will apply (e.g., an AA/AAA/Aaa bond would be considered to be an AAA bond). For these purposes, NRSRO’s include: Moody’s, S&P and Fitch. All securities purchased must be rated by at least one NRSRO.

Assets not permitted:

Equity related securities

Less liquid securities (traditional private placements, commercial mortgage loans, real estate, alternatives)

Municipal Bonds

Commercial Mortgage Backed Securities (CMBS)

Non-Agency Residential Mortgage-Backed Securities (RMBS)

Non-US dollar (unhedged)

Derivative products

Any security that is not specifically included under permitted asset categories

Maturity and Duration Profile:

The effective duration of the assets, excluding Agency Residential MBS, will be within 1 year of the target duration initially set at 5.0 years.

Other:

IPS Compliance Signoff Frequency:  [REDACTED]

Exhibit I - Page 4

EXHIBIT II

PRODUCT PROSPECTUSES – EFFECTIVE MAY 1, 2014

•                  Lincoln ChoicePlus Assurance Variable Annuity A-Share Prospectus

•                  As supplemented August 22, 2014 to remove the minimum age requirement for the Living Benefits Rider and update the description of the LVIP Dimensional/Vanguard Total Bond Fund, effective September 15, 2014

•                  As supplemented December 29, 2014 to make sample portfolios available with the Living Benefits Rider and VAPOR Rider, and to change the Nursing Home Enhancement and investment requirements for the Living Benefits Rider and VAPOR Rider, effective January 20, 2015

•                  As supplemented 5/18/15 to change fund names from “RPM” to “Managed Volatility”.

•                  As supplemented 2/8/16

•                  to allow current contractowners who wish to terminate their Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) to elect Lincoln Market SelectSM Advantage

•                  to change the names and underlying funds on 11 of the Managed Volatility funds

•                  to change one fund from Managed Volatility to Managed Risk

•                  to close 6 funds to new contracts

•                  Lincoln ChoicePlus Assurance Variable Annuity B-Share Prospectus

•                  As supplemented August 22, 2014 to remove the minimum age requirement for the Living Benefits Rider and update the description of the LVIP Dimensional/Vanguard Total Bond Fund, effective September 15, 2014

•                  As supplemented December 29, 2014 to make sample portfolios available with the Living Benefits Rider and VAPOR Rider, and to change the Nursing Home Enhancement and investment requirements for the Living Benefits Rider and VAPOR Rider, effective January 20, 2015

•                  As supplemented 5/18/15 to change fund names from “RPM” to “Managed Volatility”.

•                  As supplemented 2/8/16

•                  to allow current contractowners who wish to terminate their Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) to elect Lincoln Market SelectSM Advantage

•                  to change the names and underlying funds on 11 of the Managed Volatility funds

•                  to change one fund from Managed Volatility to Managed Risk

•                  to close 6 funds to new contracts

•                  Lincoln ChoicePlus Assurance Variable Annuity C-Share Prospectus

•                  As supplemented August 22, 2014 to remove the minimum age requirement for the Living Benefits Rider and update the description of the LVIP Dimensional/Vanguard Total Bond Fund, effective September 15, 2014

•                  As supplemented December 29, 2014 to make sample portfolios available with the Living Benefits Rider and VAPOR Rider, and to change the Nursing Home Enhancement and investment requirements for the Living Benefits Rider and VAPOR Rider, effective January 20, 2015

•                  As supplemented 5/18/15 to change fund names from “RPM” to “Managed Volatility”.

•                  As supplemented 2/8/16

•                  to allow current contractowners who wish to terminate their Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) to elect Lincoln Market SelectSM Advantage

•                  to change the names and underlying funds on 11 of the Managed Volatility funds

•                  to change one fund from Managed Volatility to Managed Risk

•                  to close 6 funds to new contracts

•                  Lincoln ChoicePlus Assurance Variable Annuity L-Share Prospectus

Exhibit II - Page 1

•                  As supplemented August 22, 2014 to remove the minimum age requirement for the Living Benefits Rider and update the description of the LVIP Dimensional/Vanguard Total Bond Fund, effective September 15, 2014

•                  As supplemented December 29, 2014 to make sample portfolios available with the Living Benefits Rider and VAPOR Rider, and to change the Nursing Home Enhancement and investment requirements for the Living Benefits Rider and VAPOR Rider, effective January 20, 2015

•                  As supplemented 5/18/15 to change fund names from “RPM” to “Managed Volatility”.

•                  As supplemented 2/8/16

•                  to allow current contractowners who wish to terminate their Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) to elect Lincoln Market SelectSM Advantage

•                  to change the names and underlying funds on 11 of the Managed Volatility funds

•                  to change one fund from Managed Volatility to Managed Risk

•                  to close 6 funds to new contracts

•                  Lincoln ChoicePlus Fusion Variable Annuity Prospectus

•                  As supplemented August 22, 2014 to remove the minimum age requirement for the Living Benefits Rider and update the description of the LVIP Dimensional/Vanguard Total Bond Fund, effective September 15, 2014

•                  As supplemented December 29, 2014 to change the Nursing Home Enhancement and investment requirements for the Living Benefits Rider and VAPOR Rider, effective January 20, 2015

•                  As supplemented 5/18/15 to change fund names from “RPM” to “Managed Volatility”.

•                  As supplemented 2/8/16

•                  to allow current contractowners who wish to terminate their Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) to elect Lincoln Market SelectSM Advantage

•                  to change the names and underlying funds on 7 of the Managed Volatility funds

•                  to close 1 funds to new contracts

•                  Lincoln ChoicePlus Assurance Variable Annuity A-Class Prospectus

•                  As supplemented August 22, 2014 to remove the minimum age requirement for the Living Benefits Rider and update the description of the LVIP Dimensional/Vanguard Total Bond Fund, effective September 15, 2014

•                  As supplemented December 29, 2014 to change the Nursing Home Enhancement and investment requirements for the Living Benefits Rider and VAPOR Rider, effective January 20, 2015

•                  As supplemented 5/18/15 to change fund names from “RPM” to “Managed Volatility”.

•                  As supplemented 2/8/16

•                  to allow current contractowners who wish to terminate their Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) to elect Lincoln Market SelectSM Advantage

•                  to change the names and underlying funds on 11 of the Managed Volatility funds

•                  to change one fund from Managed Volatility to Managed Risk

•                  to close 6 funds to new contracts

•                  Lincoln ChoicePlus Design Variable Annuity Prospectus

•                  As supplemented August 22, 2014 to remove the minimum age requirement for the Living Benefits Rider and update the description of the LVIP Dimensional/Vanguard Total Bond Fund, effective September 15, 2014

•                  As supplemented December 29, 2014 to make sample portfolios available with the Living Benefits Rider and VAPOR Rider, and to change the Nursing Home Enhancement and investment requirements for the Living Benefits Rider and VAPOR Rider, effective January 20, 2015

•                  As supplemented 5/18/15 to change fund names from “RPM” to “Managed Volatility”.

•                  As supplemented 2/8/16

Exhibit II - Page 2

•                  to allow current contractowners who wish to terminate their Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) to elect Lincoln Market SelectSM Advantage

•                  to change the names and underlying funds on 11 of the Managed Volatility funds

•                  to change one fund from Managed Volatility to Managed Risk

•                  to close 6 funds to new contracts

•                  Lincoln ChoicePlus Signature Variable Annuity Prospectus

•                  As supplemented August 22, 2014 to remove the minimum age requirement for the Living Benefits Rider and update the description of the LVIP Dimensional/Vanguard Total Bond Fund, effective September 15, 2014

•                  As supplemented December 29, 2014 to make sample portfolios available with the Living Benefits Rider and VAPOR Rider, and to change the Nursing Home Enhancement and investment requirements for the Living Benefits Rider and VAPOR Rider, effective January 20, 2015

•                  As supplemented 5/18/15 to change fund names from “RPM” to “Managed Volatility”.

•                  As supplemented 2/8/16

•                  to allow current contractowners who wish to terminate their Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) to elect Lincoln Market SelectSM Advantage

•                  to change the names and underlying funds on 11 of the Managed Volatility funds

•                  to change one fund from Managed Volatility to Managed Risk

•                  to close 6 funds to new contracts

•                  Lincoln ChoicePlus Assurance (Prime) Variable Annuity Prospectus

•                  As supplemented July 1, 2014 to add three investment options available with the Living Benefits Rider and VAPOR Rider, effective August 11, 2014

•                  As supplemented August 22, 2014 to remove the minimum age requirement for the Living Benefits Rider and update the description of the LVIP Dimensional/Vanguard Total Bond Fund, effective September 15, 2014

•                  As supplemented December 29, 2014 to change the Nursing Home Enhancement and investment requirements for the Living Benefits Rider and VAPOR Rider, effective January 20, 2015

•                  As supplemented 5/18/15 to change fund names from “RPM” to “Managed Volatility”.

•                  As supplemented 2/8/16

•                  to allow current contractowners who wish to terminate their Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) to elect Lincoln Market SelectSM Advantage

•                  to change the names and underlying funds on 11 of the Managed Volatility funds

•                  to change one fund from Managed Volatility to Managed Risk

•                  to close 3 funds to new contracts

•                  Lincoln ChoicePlus Rollover Variable Annuity Prospectus

•                  As supplemented August 22, 2014 to remove the minimum age requirement for the Living Benefits Rider and update the description of the LVIP Dimensional/Vanguard Total Bond Fund, effective September 15, 2014

•                  As supplemented December 29, 2014 to make sample portfolios available with the Living Benefits Rider and VAPOR Rider, and to change the Nursing Home Enhancement and investment requirements for the Living Benefits Rider and VAPOR Rider, effective January 20, 2015

•                  As supplemented 5/18/15 to change fund names from “RPM” to “Managed Volatility”.

•                  As supplemented 2/8/16

•                  to allow current contractowners who wish to terminate their Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) to elect Lincoln Market SelectSM Advantage

•                  to change the names and underlying funds on 11 of the Managed Volatility funds

•                  to change one fund from Managed Volatility to Managed Risk

•                  to close 6 funds to new contracts

Exhibit II - Page 3

•                  Lincoln Choice Plus Assurance Series (B-Share, C-Share, L-Share) Variable Annuities Prospectus

•                  As supplemented August 22, 2014 to remove the minimum age requirement for the Living Benefits Rider and update the description of the LVIP Dimensional/Vanguard Total Bond Fund, effective September 15, 2014

•                  As supplemented December 29, 2014 to make sample portfolios available with the Living Benefits Rider and VAPOR Rider, and to change the Nursing Home Enhancement and investment requirements for the Living Benefits Rider and VAPOR Rider, effective January 20, 2015

•                  As supplemented 5/18/15 to change fund names from “RPM” to “Managed Volatility”.

•                  As supplemented 2/8/16

•                  to allow current contractowners who wish to terminate their Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) to elect Lincoln Market SelectSM Advantage

•                  to change the names and underlying funds on 11 of the Managed Volatility funds

•                  to change one fund from Managed Volatility to Managed Risk

•                  to close 6 funds to new contracts

•                  Lincoln ChoicePlus Assurance Variable Annuity B-Class Prospectus

•                  As supplemented August 22, 2014 to remove the minimum age requirement for the Living Benefits Rider and update the description of the LVIP Dimensional/Vanguard Total Bond Fund, effective September 15, 2014

•                  As supplemented December 29, 2014 to change the Nursing Home Enhancement and investment requirements for the Living Benefits Rider and VAPOR Rider, effective January 20, 2015

•                  As supplemented 5/18/15 to change fund names from “RPM” to “Managed Volatility”.

•                  As supplemented 2/8/16

•                  to allow current contractowners who wish to terminate their Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) to elect Lincoln Market SelectSM Advantage

•                  to change the names and underlying funds on 11 of the Managed Volatility funds

•                  to change one fund from Managed Volatility to Managed Risk

•                  to close 6 funds to new contracts

•                  American Legacy Shareholder’s Advantage Variable Annuity Prospectus

•                  As supplemented August 22, 2014 to remove the minimum age requirement for the Living Benefits Rider, effective September 15, 2014

•                  As supplemented December 29, 2014 to change the Nursing Home Enhancement and investment requirements for the Living Benefits Rider and VAPOR Rider, effective January 20, 2015

•                  As supplemented 5/18/15 to change fund names from “RPM” to “Managed Volatility”.

•                  As supplemented 2/8/16 to allow current contractowners who wish to terminate their Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) to elect Lincoln Market SelectSM Advantage.

•                  American Legacy Shareholder’s Advantage A-Class Variable Annuity Prospectus

•                  As supplemented August 22, 2014 to remove the minimum age requirement for the Living Benefits Rider, effective September 15, 2014

•                  As supplemented December 29, 2014 to change the Nursing Home Enhancement, effective January 20, 2015

•                  As supplemented 5/18/15 to change fund names from “RPM” to “Managed Volatility”.

•                  As supplemented 2/8/16 to allow current contractowners who wish to terminate their Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) to elect Lincoln Market SelectSM Advantage.

•                  American Legacy III (B-Share) Variable Annuity Prospectus

Exhibit II - Page 4

•                  As supplemented August 22, 2014 to remove the minimum age requirement for the Living Benefits Rider, effective September 15, 2014

•                  As supplemented December 29, 2014 to change the Nursing Home Enhancement and investment requirements for the Living Benefits Rider and VAPOR Rider, effective January 20, 2015

•                  As supplemented 5/18/15 to change fund names from “RPM” to “Managed Volatility”.

•                  As supplemented 2/8/16 to allow current contractowners who wish to terminate their Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) to elect Lincoln Market SelectSM Advantage.

•                  American Legacy III View (L-Share) Variable Annuity Prospectus

•                  As supplemented August 22, 2014 to remove the minimum age requirement for the Living Benefits Rider, effective September 15, 2014

•                  As supplemented December 29, 2014 to change the Nursing Home Enhancement and investment requirements for the Living Benefits Rider and VAPOR Rider, effective January 20, 2015

•                  As supplemented 5/18/15 to change fund names from “RPM” to “Managed Volatility”.

•                  As supplemented 2/8/16 to allow current contractowners who wish to terminate their Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) to elect Lincoln Market SelectSM Advantage.

•                  American Legacy III C-Share Variable Annuity Prospectus

•                  As supplemented August 22, 2014 to remove the minimum age requirement for the Living Benefits Rider, effective September 15, 2014

•                  As supplemented December 29, 2014 to change the Nursing Home Enhancement and investment requirements for the Living Benefits Rider and VAPOR Rider, effective January 20, 2015

•                  As supplemented 5/18/15 to change fund names from “RPM” to “Managed Volatility”.

•                  As supplemented 2/8/16 to allow current contractowners who wish to terminate their Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) to elect Lincoln Market SelectSM Advantage.

•                  American Legacy III B-Class Variable Annuity Prospectus

•                  As supplemented August 22, 2014 to remove the minimum age requirement for the Living Benefits Rider, effective September 15, 2014

•                  As supplemented December 29, 2014 to change the Nursing Home Enhancement, effective January 20, 2015

•                  As supplemented 5/18/15 to change fund names from “RPM” to “Managed Volatility”.

•                  As supplemented 2/8/16 to allow current contractowners who wish to terminate their Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) to elect Lincoln Market SelectSM Advantage.

•                  American Legacy Signature Variable Annuity Prospectus

•                  As supplemented August 22, 2014 to remove the minimum age requirement for the Living Benefits Rider, effective September 15, 2014

•                  As supplemented December 29, 2014 to change the Nursing Home Enhancement and investment requirements for the Living Benefits Rider and VAPOR Rider, effective January 20, 2015

•                  As supplemented 5/18/15 to change fund names from “RPM” to “Managed Volatility”.

•                  As supplemented 2/8/16 to allow current contractowners who wish to terminate their Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) to elect Lincoln Market SelectSM Advantage.

•                  American Legacy Series (B-Share, C-Share, L-Share) Variable Annuities Prospectus

•                  As supplemented August 22, 2014 to remove the minimum age requirement for the Living Benefits Rider, effective September 15, 2014

•                  As supplemented December 29, 2014 to change the Nursing Home Enhancement and investment requirements for the Living Benefits Rider and VAPOR Rider, effective January 20, 2015

•                  As supplemented 5/18/15 to change fund names from “RPM” to “Managed Volatility”.

Exhibit II - Page 5

•                  As supplemented 2/8/16 to allow current contractowners who wish to terminate their Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) to elect Lincoln Market SelectSM Advantage.

•                  American Legacy Fusion Variable Annuity Prospectus

•                  As supplemented August 22, 2014 to remove the minimum age requirement for the Living Benefits Rider, effective September 15, 2014

•                  As supplemented December 29, 2014 to change the Nursing Home Enhancement, effective January 20, 2015

•                  As supplemented 5/18/15 to change fund names from “RPM” to “Managed Volatility”.

•                  As supplemented 2/8/16 to allow current contractowners who wish to terminate their Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) to elect Lincoln Market SelectSM Advantage.

•                  American Legacy Design Variable Annuity Prospectus

•                  As supplemented August 22, 2014 to remove the minimum age requirement for the Living Benefits Rider, effective September 15, 2014

•                  As supplemented December 29, 2014 to change the Nursing Home Enhancement and investment requirements for the Living Benefits Rider and VAPOR Rider, effective January 20, 2015

•                  As supplemented 5/18/15 to change fund names from “RPM” to “Managed Volatility”.

•                  As supplemented 2/8/16 to allow current contractowners who wish to terminate their Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) to elect Lincoln Market SelectSM Advantage.

Exhibit II - Page 6

EXHIBIT III

UNDERLYING FUNDS PROSPECTUSES – EFFECTIVE FEBRUARY 8, 2016

Fund Name

Prospectus Date – February 8, 2016

Delaware VIP® Diversified Income Series

Delaware VIP® Limited-Term Diversified Income Series

LVIP American Century VP Mid Cap Value Managed Volatility Fund (1)

LVIP BlackRock Emerging Markets Managed Volatility Fund (2)

LVIP BlackRock Equity Dividend Managed Volatility Fund (name changing to LVIP BlackRock Dividend Value Managed Volatility Fund effective 5/1/16)

LVIP BlackRock Global Allocation V.I. Managed Volatility Fund (name changing to LVIP BlackRock Global Allocation V.I. Managed Risk Fund effective 5/1/16)

LVIP BlackRock Inflation Protected Bond Fund

LVIP BlackRock U.S. Opportunities Managed Volatility Fund (2)

LVIP Blended Core Managed Volatility Fund

LVIP Blended Large Cap Growth Managed Volatility Fund

LVIP Blended Mid Cap Managed Volatility Fund

LVIP ClearBridge Large Cap Managed Volatility Fund (1)

LVIP Delaware Bond Fund

LVIP Delaware Diversified Floating Rate Fund

LVIP Dimensional International Equity Managed Volatility Fund

LVIP Dimensional U.S. Equity Managed Volatility Fund

LVIP Dimensional/Vanguard Total Bond Fund

LVIP Franklin Templeton Global Equity Managed Volatility Fund

LVIP Franklin Templeton Value Managed Volatility Fund

LVIP Global Conservative Allocation Managed Risk Fund

LVIP Global Growth Allocation Managed Risk Fund

LVIP Global Income Fund

LVIP Global Moderate Allocation Managed Risk Fund

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

LVIP Invesco V.I. Comstock Managed Volatility Fund (1)

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

LVIP MFS International Equity Managed Volatility Fund

LVIP Multi-Manager Global Equity Managed Volatility Fund

LVIP PIMCO Low Duration Bond Fund

LVIP Select Core Equity Managed Volatility Portfolio

(1)  Not available on contracts issued 2/8/16 and later unless issued as Choice Plus Assurance (Prime).

(2)  Not available on contracts issued 2/8/16 and later.

Exhibit III - Page 1

LVIP SSgA Bond Index Fund

LVIP SSgA Global Tactical Allocation Managed Volatility Fund

LVIP SSgA International Managed Volatility Fund

LVIP SSgA Large Cap Managed Volatility Fund

LVIP SSgA SMID Cap Managed Volatility Fund

LVIP U.S. Growth Allocation Managed Risk Fund

LVIP VIP Mid Cap Managed Volatility Portfolio (2)

LVIP American Preservation Fund

American Funds Managed Risk Asset Allocation FundSM

American Funds Managed Risk Blue Chip Income and Growth FundSM

American Funds Managed Risk Global Allocation FundSM

American Funds Managed Risk Growth and Income PortfolioSM

American Funds Managed Risk Growth FundSM

American Funds Managed Risk Growth PortfolioSM

American Funds Managed Risk Growth-Income FundSM

American Funds Managed Risk International FundSM

LVIP American Global Balanced Allocation Managed Risk Fund

LVIP American Global Growth Allocation Managed Risk Fund

Exhibit III - Page 2

EXHIBIT IV-A

[REDACTED]

3

EXHIBIT IV-B

[REDACTED]

4

ADDENDUM TO EXHIBITS IV-A AND IV-B

[REDACTED]

5

EXHIBIT V-A

[REDACTED]

Exhibit V - Page 1

EXHIBIT V-B1

[REDACTED]

Exhibit V - Page 2

EXHIBIT V-B2

[REDACTED]

Exhibit V - Page 3

EXHIBIT V-C

[REDACTED]

Exhibit V - Page 4

EXHIBIT V-D

[REDACTED]

Exhibit V - Page 5

EXHIBIT VI

[REDACTED]

Exhibit VI - Page 6

ADDENDUM I

GAI ANNUITY PAYMENT OPTION & NURSING HOME ENHANCEMENT BENEFIT

A.                            GAI Annuity Payment Option

Upon the Contract holder’s election of the GAI Annuity Payment Option, the Ceding Company shall use the remaining Base Annuity Contract Value (AV), the current Guaranteed Annuity Income amount (GAI) and the current Annual Rider Charge amount to determine the number (N) of years (rounded up to the next quarter-year) that the future GAI payments and Reinsurance Premiums will be provided for by the [REDACTED]

The Ceding Company shall perform such calculation and report such information to the Reinsurer on the [REDACTED] Accounting Report set forth in Schedule B for all GAI Annuity Payment Options which take effect in such month.

In each Accounting Period starting with the Accounting Period when such election occurs, the Ceding Company agrees to pay the Reinsurer [REDACTED] reinsurance premiums until the earlier of:

(1) death of the Measuring Life(s); or

(2) N years have elapsed.

The [REDACTED] reinsurance premium payable will be the applicable premiums immediately prior to such election.

After N years have elapsed and while the Measuring Life(s) are still alive, the Reinsurer shall pay its quota-share percentage as specified in Schedule A-1 of the GAI Annuity Payment Option payments, until the death of the Measuring Life(s).

Addendum I - Page 1

B.                            Exclusion of Nursing Home Enhancement (NHE)

The Nursing Home GAI is not reinsured under this Agreement.

In the event that the Nursing Home Enhancement request is approved by the Ceding Company (the Nursing Home GAI rate applies), the following paragraphs will define the reinsurance claim payments:

Before the Contract Value reaches zero, the Nursing Home GAI rate shall apply, and both the Ceding Company and the Reinsurer will participate in the accelerated distribution of the Contract Value due to potentially higher GAI rate and the Reinsurer participates at the GAI rate.

After the Contract Value of the Base Annuity reaches zero, the Reinsurer’s Claim payment is limited to the quota share percentage as specified in Schedule A-1 of (a) times (b) below:

a)             Income Base;

b)             The applicable GAI rate immediately prior to the approval of the Nursing Home Enhancement request.

In the event that GAI Annuity Payment Option is elected while the Nursing Home GAI rate is applicable, the Claim payment provision as set forth in the GAI Annuity Payment Option will apply, where the GAI rate used to determine the “N” year and the subsequent reinsurance claim payments will be the applicable GAI rate immediately prior to the approval of the Nursing Home Enhancement request.

Addendum I - Page 2